SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12

FRESH HARVEST PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FRESH HARVEST PRODUCTS, INC.

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of Fresh Harvest Products, Inc. The meeting will be held at the offices of Clear Trust Transfer located at 16540 Pointe Village Drive, Suite 201, Lutz, Florida 33558, on __________ ___, _____, beginning at 9:30 a.m., Eastern Time.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of Fresh Harvest Products’ Board of Directors.

On behalf of your Board of Directors, thank you for your continued support and interest in Fresh Harvest Products, Inc.  We hope to see you at the Special Meeting.

 Sincerely,

Michael J. Friedman

Chairman, President and Chief Executive Officer

_______ ___, 2011

FRESH HARVEST PRODUCTS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO

BE HELD ON ______ __, 2011

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Fresh Harvest Products, Inc., a New Jersey corporation (“Fresh Harvest” or the “Company”), will be held at the offices of Clear Trust Transfer located at 16540 Pointe Village Drive, Suite 201, Lutz, Florida 33558, on __________ ___, _____, beginning at 9:30 a.m., Eastern Time, for the following purposes:

1.

To approve an increase in the number of authorized shares of the Company’s common stock from 200,000,000 shares to 2,000,000,000 shares and to authorize the filing of an amendment to the Company’s Certificate of Incorporation with respect to such change (Proposal No. 1 on the proxy card); and

2.

To ratify the Company’s Certificate of Designations of Series A Convertible Preferred Stock; and

3.

To consider such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on __________ ___, _____, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any postponement or adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at 280 Madison Avenue, Suite 1005, New York, New York 10016.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IMPORTANT

You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

PLEASE NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO SHAREHOLDERS OF FRESH HARVEST PRODUCTS, INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING ADMISSION TICKETS OR OTHER EVIDENCE OF OWNERSHIP. THE ADMISSION TICKET IS DETACHABLE FROM YOUR PROXY CARD. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE COMPANY’S STOCK TO GAIN ADMISSION TO THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

__________ __, _____
New York, New York	Michael J. Friedman Chairman, President and Chief Executive Officer

Proxy Statement for

Special Meeting of Shareholders of

FRESH HARVEST PRODUCTS, INC.

To Be Held on __________ ___, _____

TABLE OF CONTENTS

 Page

ABOUT THE MEETING

PROPOSAL ONE – TO APPROVE AN AMENDMENT TO FRESH HARVEST’S CERTIFICATE OF

      INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON

      STOCK FROM 200,000,000 SHARES to 2,000,000,000 SHARES

6

ASSET ACQUISITION

8

PROPOSAL TWO – TO RATIFY THE CERTIFICATE OF DESIGNATIONS

14

FORWARD-LOOKING STATEMENTS

16

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF

      OPERATIONS

17

BUSINESS OF THE COMPANY

26

DESCRIPTION OF SECURITIES

31

PRINCIPAL HOLDERS OF VOTING SECURITIES

33

AUDITORS

34

OTHER MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING OF SHAREHOLDERS

34

ADDITIONAL INFORMATION

34

EXHIBIT A—CERTIFICATE OF AMENDMENT

A-1

EXHIBIT B—CERTIFICATE OF DESIGATIONS

B-1

APPENDIX A—REVOCABLE PROXY

i

FRESH HARVEST PRODUCTS, INC.

280 Madison Avenue, Suite 1005

New York, New York 10016

PROXY STATEMENT

This proxy statement contains information related to the Special Meeting of Fresh Harvest Products, Inc., a New Jersey corporation (“Fresh Harvest” or the “Parent Company”), to be held at the offices of Clear Trust Transfer located at 16540 Pointe Village Drive, Suite 201, Lutz, Florida 33558, on _________ ___, _____, beginning at 9:30 a.m., Eastern Time, and at any postponements or adjournments thereof, for the purposes set forth herein. This proxy statement and the enclosed proxy are first being mailed on or about __________ ___, _____, to all shareholders entitled to vote. Fresh Harvest is making this proxy solicitation.

ABOUT THE MEETING

What is the purpose of the Special Meeting?

At Fresh Harvest’s Special Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to (i) an increase in the number of authorized shares of Fresh Harvest’s common stock from 200,000,000 shares to 2,000,000,000 shares and to authorize the filing of an amendment to Fresh Harvest’s Certificate of Incorporation with respect to such change and (ii) to ratify Fresh Harvest’s Certificate of Designations of Series A Convertible Preferred Stock (the “Certificate of Designations”).

Why are additional shares of common stock being authorized?

Pursuant to the terms of the Asset Purchase Agreement (the “Asset Purchase Agreement”) dated March 2, 2010 among  Fresh Harvest,  Take and Bake, Inc., doing business as A.C. LaRocco Pizza Company (the “Seller” or “A.C. LaRocco”), Clarence Scott and Karen Leffler and the Asset Acquisition Memorandum dated March 2, 2010 among Fresh Harvest, the Seller, Clarence Scott and Karen Leffler (the “Memorandum,” which we refer to together with the Asset Purchase Agreement, as the “Transaction Documents”), Fresh Harvest agreed, among other things, to issue 15,000,000 shares of common stock to the Seller in connection with the transactions contemplated by the Transaction Documents, including the acquisition of the assets of the Seller by Fresh Harvest (the “Asset Acquisition”).  As of the record date, Fresh Harvest’s Certificate of Incorporation authorizes 200,000,000 shares of common stock, of which all 200,000,000 shares are issued and outstanding.  As a result, Fresh Harvest is unable to issue the shares of common stock contemplated by the Transaction Documents until the number of Fresh Harvest’s authorized shares of common stock is increased.   Fresh Harvest believes, that in addition to allowing Fresh Harvest to meet its obligations under the Transaction Documents, the increased number of authorized shares of common stock will provide Fresh Harvest with an ability to, among other things,  (i) issue shares of common stock in connection with future acquisitions, if any, (ii) issue shares of common stock in connection with any future convertible debt or equity financings, if any, (iii) issue shares of common stock upon the conversion of outstanding shares of Fresh Harvest’s preferred stock, including Fresh Harvest’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), (iv) issue warrants and stock options, (v) issue shares in connection with employee benefit programs, (vi) issue shares in connection with outstanding convertible loans and (vii) issue shares in connection with other purposes as the Board of Directors may determine in its discretion.

What are the material terms of the Asset Acquisition and the related Transaction Documents?

The following is a summary of the material terms of the Asset Acquisition and the related Transaction Documents. This summary, however, does not purport to be complete and is qualified in its entirety by, and should be read in conjunction with, the more detailed information appearing elsewhere in this proxy statement, as well as the complete text of the Asset Purchase Agreement and the Memorandum which are available at www.sec.gov and which may also be obtained by writing to Fresh Harvest at 280 Madison Avenue, Suite 1005, New York, New York 10016, Attention: Secretary.

•

The Parties (page 8)

The parties to the Transaction Documents are Fresh Harvest, the Seller and Clarence Scott and Karen Leffler, who are the principal members of the Seller.

•

The Asset Acquisition (page 8)

We believe that we have purchased substantially all of the assets of Seller constituting or used in connection with the Seller’s business.  The Seller was in the business of marketing and distributing all natural and organic, whole grain, heart healthy pizzas, including organic thin pizzas with sprouted grain crust.  Fresh Harvest also assumed certain liabilities.

The Seller now alleges, among other things, that Fresh Harvest has materially breached its agreement with the Seller, that the closing of the transactions described above did not occur and that Fresh Harvest has not paid the asset purchase price.  The Seller further contends that it has the right to terminate its agreement with Fresh Harvest and is free to negotiate another deal with anyone with whom it desires to contract.   The Seller has requested that Fresh Harvest enter into a rescission agreement with respect to the above described transaction. Fresh Harvest intends to vigorously defend itself in this matter if required to do so.

•

The Purchase Price (page 10)

The consideration for the Asset Acquisition consists of (i) $108,000 payable over 60 months at the rate of $1,800 per month, (ii) 15,000,000 shares of common stock, (iii) a requirement that Fresh Harvest invest a minimum of $500,000 within six months of the closing date of the Asset Acquisition into Fresh Harvest’s wholly owned subsidiary, A.C. LaRocco, Inc., a Delaware corporation (“New A.C. LaRocco”), which it formed for the purpose of implementing its new pizza business (as of October 31, 2010, Fresh Harvest had invested approximately $207,651 in New A.C. LaRocco) and (iv) the assumption of certain liabilities, including approximately $129,000 of debt to the major creditor and manufacturer of AC LaRocco’s products (which debt was personally guaranteed by Fresh Harvest’s President and Chief Executive Officer, Michael J. Friedman).

Fresh Harvest believes that the Asset Acquisition closed on March 2, 2010.  On March 2, 2011, the Parent Company issued 150,000 shares of its Series A Preferred Stock to the Seller.  Please see the discussion of Certificate of Designations under Proposal Two.

•

Covenant Not to Compete  (page 10)

Seller agreed not to compete with Fresh Harvest for a period of three years following the closing of the Asset Acquisition in the organic and natural food and beverage industry; except that Clarence Scott may continue in his capacity as an advisor to the Serve It Healthy Foodservice Company.

•

Indemnification (page 10)

Fresh Harvest agreed to indemnify and hold Seller harmless with respect to, among other things, any breach of the Asset Purchase Agreement or misrepresentation under the Asset Purchase Agreement by Fresh Harvest.

The Seller agreed to indemnify and hold Fresh Harvest harmless with respect to, among other things, (i) any breach of the Asset Purchase Agreement or misrepresentation under the Asset Purchase Agreement by Fresh Harvest, (ii) except for obligations expressly assumed by Fresh Harvest, any debt or obligation of the Seller and (iii) any actions arising out of the operation of Seller’s business prior to the closing.

•

Reasons for the Asset Acquisition (page 11)

Fresh Harvest believes that the Seller’s distribution network and products are complimentary to its own organic products and provides Fresh Harvest with an opportunity to market and distribute natural and organic whole grain pizzas.  Fresh Harvest also hopes that the acquisition will assist it in gaining economies of scale with products, distributors and retailers.

•

Interests of Directors and Management in the Asset Sale (page 13)

Michael J. Friedman, Fresh Harvest’s President and Chief Executive Officer, personally guaranteed $129,384.59 of debt owed to the major creditor and manufacturer of the Seller’s products in connection with the Asset Acquisition.

Do dissenters to this proposed corporate action have dissenters’ right of appraisal?

The New Jersey Business Corporation Law does not provide for dissenter’s rights of appraisal in connection with the proposed action.

Who is entitled to vote?

Only shareholders of record on the close of business on the record date, __________ ___, _____, are entitled to receive notice of the Special Meeting and to vote the shares of our common stock, $0.0001 par value per share, or Series A Preferred Stock that were entitled to vote on that date at the meeting, or any postponements or adjournments of the meeting. As of that date, Fresh Harvest had outstanding 200,000,000 shares of common stock and [_____] outstanding shares of Series A Preferred Stock.  Common shareholders of record as of the close of business on the record date are entitled to one vote for each share of common stock held.  Each share of Series A Preferred Stock entitles the holder to 100 votes.  The holders of common stock and Series A Preferred Stock may vote on all matters presented at the Special Meeting and will vote together as a class with respect to Proposal One and Proposal Two.

Who can attend the Special Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the Special Meeting.  Seating at the Special Meeting, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 8:30 a.m., and seating will begin at 9:15 a.m. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

For purposes of Proposal One and Proposal Two, the presence in person or by proxy of holders of shares entitled to cast at least fifty-one percent (51%) of the votes at the Special Meeting  shall constitute a quorum at the Special Meeting or any postponement or adjournment thereof.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to Fresh Harvest, then it will be voted as you direct. If you are a registered shareholder and attend the Special Meeting, then you may deliver your completed proxy card in person or vote by ballot at the Special Meeting.  “Street name” shareholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board of Directors’ recommendations.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Fresh Harvest either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

What are the Board of Directors’ recommendations?

Unless you give other instructions on your proxy card, the person named as a proxy holder on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board of Directors’ recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board of Directors recommends a vote:

•

For the approval of an increase in the number of authorized shares of Fresh Harvest’s common stock from 200,000,000 shares to 2,000,000,000 shares and to authorize the filing of an amendment to Fresh Harvest’s Certificate of Incorporation with respect to such change (see page 6).

•

For the ratification of the Certificate of Designations (see page 14).

With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve an increase in the number of authorized shares of Fresh Harvest’s common stock from 200,000,000 shares to 2,000,000,000 shares and to authorize the filing of an amendment to Fresh Harvest’s Certificate of Incorporation with respect to such change?

Approval of an increase in the number of authorized shares of Fresh Harvest’s common stock from 200,000,000 shares to 2,000,000,000 shares and to authorize the filing of an amendment to Fresh Harvest’s Certificate of Incorporation with respect to such change will require the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon.  As a result, as of the record date, at least [_______] votes of the holders of common stock and Series A Preferred Stock (voting as a single class) would be required to approve Proposal One.

What vote is required to approve the ratification of the Certificate of Designations?

Approval of the ratification of the Certificate of Designations will require the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon.  As a result, as of the record date, at least [_______] votes of the holders of common stock and Series A Preferred Stock (voting as a single class) would be required to approve Proposal Two.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

PROPOSAL ONE – TO APPROVE AN AMENDMENT TO FRESH HARVEST’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 SHARES TO 2,000,000,000 SHARES

Our Board of Directors has approved a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 2,000,000,000 shares. If approved by Fresh Harvest’s shareholders, the proposed amendment will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of New Jersey, which will occur as soon as reasonably practicable after approval of the amendment by Fresh Harvest’s shareholders.  The proposed Certificate of Amendment to Fresh Harvest’s Certificate of Incorporation, incorporating the amendment proposed in this Proposal One, is in substantially the form attached to this proxy statement as Exhibit A.

All 200,000,000 shares of Fresh Harvest’s authorized common stock were outstanding as of the date of this proxy statement.  Although Fresh Harvest only requires approximately 15,000,000 additional shares of common stock to fulfill its obligations under the Transaction Documents and [_______] shares of common stock to issue upon the conversion of outstanding shares of Series A Preferred Stock, Fresh Harvest believes that it would benefit from having the ability to issue shares of common stock in excess of such amount.  Fresh Harvest believes that increasing the number of authorized shares of common stock by 1,800,000,000 shares will provide Fresh Harvest with an ability to, among other things, (i) meet its obligations under the Transaction Documents with respect to the issuance of share consideration, (ii) issue shares of common stock in connection with future acquisitions, if any, (iii) issue shares of common stock in connection with any future convertible debt or equity financings, if any, (iv) issue shares of common stock upon the conversion of outstanding shares of Fresh Harvest’s preferred stock, including the Series A Preferred Stock, (v) issue warrants and stock options, (vi) issue shares in connection with employee benefit programs, (vii) issue shares in connection with outstanding convertible loans and (viii) issue shares in connection with other purposes as the Board may determine in its discretion.

The proposed amendment and the authorization of additional shares of common stock will not change the relative rights and limitations of the shares of outstanding common stock. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of Fresh Harvest, any issuance of additional shares of common stock will reduce the current shareholders’ percentage ownership interest in the total outstanding shares of common stock of Fresh Harvest. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of stock of Fresh Harvest.

The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such corporate purposes as our Board of Directors may deem advisable, without further action by our shareholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Any future issuance of common stock will be subject to the rights of holders of outstanding shares of Fresh Harvest’s preferred stock, including the Series A Preferred Stock, that are presently issued or that Fresh Harvest may issue in the future.

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although not a factor in the decision by our Board of Directors to effect an increase of our authorized shares of common stock, one of the effects of having increased additional shares of our authorized common stock available for issuance may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of Fresh Harvest by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. Unless prohibited by the regulations of applicable law or other agreements or restrictions, a sale of shares of common stock by us or other transactions in which the number of our outstanding shares of common stock would be increased could dilute the interest of a party attempting to obtain control of us. The effective increase in available authorized common stock may make it more difficult for, prevent or deter a third-party from acquiring control of Fresh Harvest or changing our Board of Directors and management, as well as inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

The increase of our authorized shares of common stock is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of Fresh Harvest. While it is possible that our management could use the increase of authorized shares of common stock to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of shareholders, we do not intend to construct or enable any anti-takeover defense or mechanism. We have no intent or plans to employ the increase of our authorized shares of common stock as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

In addition to the increase of our authorized shares of common stock, provisions of our governing documents and applicable provisions of New Jersey law may also have anti-takeover effects, making it more difficult for or preventing a third-party from acquiring control of Fresh Harvest or changing our Board of Directors and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in Fresh Harvest’s control or in our management.

Shareholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares with respect to the total authorized shares of Fresh Harvest, than they presently own, and will be diluted as a result of any issuances contemplated by Fresh Harvest in the future.

Vote Required For Approval of Proposal

Approval of an increase in the number of authorized shares of Fresh Harvest’s common stock from 200,000,000 shares to 2,000,000,000 shares and to authorize the filing of an amendment to Fresh Harvest’s Certificate of Incorporation with respect to such change will require the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon.

Shareholders may (1) vote “FOR,” (2) vote “AGAINST” or (3) “ABSTAIN” from voting on Proposal One. Broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF FRESH HARVEST’S COMMON STOCK FROM 200,000,000 SHARES TO 2,000,000,000 SHARES AND TO AUTHORIZE THE FILING OF AN AMENDMENT TO FRESH HARVEST’S CERTIFICATE OF INCORPORATION WITH RESPECT TO SUCH CHANGE.

ASSET ACQUISITION

The Parties

Fresh Harvest Products, Inc.

Fresh Harvest Products, Inc. is a New Jersey corporation.  Fresh Harvest is a developer of proprietary brands and a marketer of organic and natural food products. In August 2009, Fresh Harvest formed Wings of Nature, LLC in the State of New York and it is a wholly-owned subsidiary of Fresh Harvest.  In April 2010, Fresh Harvest formed a wholly owned subsidiary, A.C. LaRocco, Inc., a Delaware corporation, for the purpose of implementing its new pizza business.  We refer to this subsidiary as “New A.C. LaRocco.”  Fresh Harvest sells its products through local, regional and national supermarkets, retailers, distributors, brokers, and wholesalers.

On December 16, 2005, Fresh Harvest entered into an Agreement and Plan of Acquisition and Merger (the “Merger Agreement”) with Fresh Harvest Products, Inc., a New York corporation (“New York FHP”), Michael Friedman, Marcia Roberts and Illuminate, Inc.  The Merger Agreement contemplates the merger of Fresh Harvest and New York FHP (the “Merger”).  Although Fresh Harvest has operated as if the Merger was consummated in December 2005, it has come to Fresh Harvest’s attention that certain required filings were not made in the State of New Jersey and the State of New York to properly consummate the Merger.  In addition, in December 2007, Fresh Harvest’s charter was revoked by the State of New Jersey for failure to file annual reports. As a result, as of the date of this proxy statement, Fresh Harvest and FHP New York had not completed the Merger.  Effective February 8, 2011, Fresh Harvest’s charter with the State of New Jersey has been reinstated.  Fresh Harvest intends to make the required filings to complete the Merger and is working diligently to remediate these issues.

Fresh Harvest maintains its principal place of business at 280 Madison Avenue, Suite 1005, New York, New York 10016.  Fresh Harvest’s telephone number is (917) 652-8030.

Take and Bake, Inc. d/b/a A.C. LaRocco Pizza Co.

Take and Bake, Inc. d/b/a A.C. LaRocco Pizza Co. is a Washington corporation.  The Seller was in the business of marketing and distributing all natural and organic, whole grain, heart healthy pizzas, including organic thin pizzas with sprouted grain crust.

The Seller maintains its principal place of business at 1014 N. Pines Road, Suite 202, Spokane, Washington 99206.  The Seller’s telephone number is (509) 924-9113.

Clarence Scott and Karen Leffler

Clarence Scott and Karen Leffler are the principal shareholders of the Seller.

The Asset Acquisition

On March 2, 2010, Fresh Harvest simultaneously entered into the Asset Purchase Agreement (the “Asset Purchase Agreement”) dated March 2, 2010 among  Fresh Harvest,  Take and Bake, Inc., doing business as A.C. LaRocco Pizza Company (the “Seller”), Clarence Scott and Karen Leffler and, Fresh Harvest believes, acquired certain assets and liabilities of the Seller (as further described below) (the

“Asset Acquisition”). The Seller was in the business of marketing and distributing all natural and organic, whole grain, heart healthy pizzas, including organic thin pizzas with sprouted grain crust.  The purchase price for the assets acquired by Fresh Harvest pursuant to the Asset Purchase Agreement is 15,000,000 shares of common stock (the “Share Consideration”) and monthly payments of $1,800 for a 60 month period.  In April 2010, Fresh Harvest formed a wholly owned subsidiary, A.C. LaRocco, Inc., a Delaware corporation, for the purpose of implementing its new pizza business.  We refer to this subsidiary as “New A.C. LaRocco.”

The assets acquired by Fresh Harvest in the Asset Acquisition, included all of the assets of Seller constituting or used in connection with its business, except for certain excluded assets.  The assets excluded from the Asset Acquisition, included, among others: (i) receivables due to the Seller on March 2, 2010, (ii) cash and cash equivalents items on hand at the close of business on the closing date, (iii) accounts receivable earned from the operations of the business during the period beginning 60 days prior to the closing date and ending on the closing date, (iv) accounts receivable as to litigation commenced prior to the closing date against a debtor, (v) all judgments in favor of Seller in connection with the collection of accounts receivable and (vi) all  checkbooks,  stubs,  books of account , ledgers  and journals related to the prior operation of the Seller’s business.

As of the date of this proxy statement, Fresh Harvest had not issued the 15,000,000 shares of common stock contemplated by the Asset Purchase Agreement.  Fresh Harvest’s Certificate of Incorporation authorizes 200,000,000 shares of common stock, of which, as of the date of this proxy statement, all 200,000,000 shares were issued and outstanding.  As a result, Fresh Harvest is unable to issue the shares of common stock contemplated by the Asset Purchase Agreement until the number of Fresh Harvest’s authorized shares of common stock is increased.  An increase in Fresh Harvest’s authorized shares of common stock is dependent on the approval of Fresh Harvest’s shareholders.  On March 2, 2011, Fresh Harvest issued 150,000 shares of its Series A Preferred Stock to the Seller.

On March 2, 2010, the parties to the Asset Purchase Agreement also entered into an Asset Acquisition Memorandum (the “Memorandum”).  The Memorandum provides, among other things, that Fresh Harvest is required to invest a minimum of $500,000 within six months of the closing date of the Asset Acquisition into New A.C. LaRocco, which payments may be made directly to New A.C. LaRocco or to anyone that the Seller and New A.C. LaRocco deem necessary.  As of October 31, 2010, Fresh Harvest had invested approximately $207,651 in New A.C. LaRocco.

The Memorandum further provides that a creditor of the Seller (the “Creditor”), is to maintain its priority security lien in all assets transferred in connection with the Asset Acquisition, including the AC LaRocco trade name and trademark logo until:

•    New AC LaRocco and/or Fresh Harvest completes performance of all obligations to the Creditor, including without limitation, the repayment of all indebtedness to the Creditor assumed by New A.C. LaRocco and Fresh Harvest under a Secured Promissory Note dated July 6, 2007 in the original principal amount of $218,356.94 (and with a principal balance of $129,384.59 on March 2, 2010), under trade invoices and as otherwise advanced or paid by the Creditor for the benefit of Fresh Harvest and/or New A.C. LaRocco or on their behalf;

•

The Creditor has no further commitment to Fresh Harvest and/or New A.C. LaRocco that could give rise to an obligation.  Upon payment of all indebtedness owed to the Creditor, the AC LaRocco name and logo would be transferred to New A.C. LaRocco Pizza Company in connection with the termination provisions of a Security Agreement executed in favor of the Creditor in connection with the Asset Acquisition.

Pursuant to the Memorandum, Clarence Scott and Karen Leffler are to maintain the AC LaRocco trade secrets and recipes until investment is made in full, at which point trade secrets and recipes are to be transferred to New A.C. LaRocco, subject to the aforementioned security interest.

The Seller now alleges, among other things, that Fresh Harvest has materially breached its agreement with the Seller, that the closing of the transactions described above did not occur and that Fresh Harvest has not paid the asset purchase price.  The Seller further contends that it has the right to terminate its agreement with Fresh Harvest and is free to negotiate another deal with anyone with whom it desires to contract.   The Seller has requested that Fresh Harvest enter into a rescission agreement with respect to the above described transaction. Fresh Harvest intends to vigorously defend itself in this matter if required to do so.

Fresh Harvest has been informed by the Creditor, among other things, that if Fresh Harvest does not promptly resolve its dispute with the Seller and take certain other steps outlined by the Creditor that the Creditor will declare a default under its Secured Promissory Note and related agreements and foreclose on the assets and exercise all other rights granted to Creditor under those instruments and applicable commercial law.

The bank account located in Spokane, Washington that Fresh Harvest is using for the operations of the New A.C. LaRocco is in the name of Take and Bake. Inc. dba AC LaRocco Pizza.  In February 2011, the Creditor and Contract Manufacturer that holds a security interest in the assets of this operating company notified Fresh Harvest that it would not change the depository bank account under its lock box agreement until the parties to the Asset Purchase Agreement and Memorandum resolve their dispute.

Purchase Price

The consideration for the Asset Acquisition consists of (i) $108,000 payable over 60 months at the rate of $1,800 per month, (ii) 15,000,000 shares of common stock, (iii) a requirement that Fresh Harvest invest a minimum of $500,000 within six months of the closing date of the Asset Acquisition into New A.C. LaRocco (as of October 31, 2010, Fresh Harvest had invested approximately $207,651 in New A.C. LaRocco) and (iv) the assumption of certain liabilities, including approximately $129,000 of debt to the major creditor and manufacturer of AC LaRocco’s products (which debt was personally guaranteed by Fresh Harvest’s President and Chief Executive Officer, Michael J. Friedman).

Covenant Not to Compete

Pursuant to the Asset Purchase Agreement, the Seller agreed that, during the three years following the closing of the Asset Acquisition, that it would not engage in, or own or control an interest in, any business in the organic and natural food and beverage industry; except that Clarence Scott was permitted to continue as an advisor to the Serve It Healthy Foodservice Company.

Indemnification

Fresh Harvest agreed to indemnify and hold Seller harmless with respect to, among other things, any breach of the Asset Purchase Agreement or misrepresentation under the Asset Purchase Agreement by Fresh Harvest.

The Seller agreed to indemnify and hold Fresh Harvest harmless with respect to, among other things, (i) any breach of the Asset Purchase Agreement or misrepresentation under the Asset Purchase

Agreement by Fresh Harvest, (ii) except for obligations expressly assumed by Fresh Harvest, any debt or obligation of the Seller and (iii) any actions arising out of the operation of Seller’s business prior to the closing.

Reasons for the Asset Acquisition

Fresh Harvest believes that the Seller’s distribution network and products are complimentary to its own organic products and provides Fresh Harvest with an opportunity to market and distribute natural and organic whole grain pizzas.  Fresh Harvest also hopes that the acquisition will assist it in gaining economies of scale with products, distributors and retailers.

Regulatory Approvals

In order to issue the shares contemplated by the Asset Purchase Agreement, Fresh Harvest must comply with the requirements of the Exchange Act.  Fresh Harvest will also be required to file the Certificate of Amendment to its Certificate of Incorporation in substantially the form attached to this Proxy Statement as Exhibit A with the Secretary of State of New Jersey to authorize the shares of common stock to be issued pursuant to the Asset Purchase Agreement.

Reports, Opinions, Appraisals.

Bernard Sencer of Sencer Appraisal Associates, Inc. performed a desk top appraisal of certain machinery and equipment of the Seller based on descriptions of the equipment provided by Michael Friedman, Chief Executive Officer of Fresh Harvest.

For purposes of the appraisal, Mr. Senser assumed the existence and good condition of the items.  The appraisal conducted by Mr. Sencer was a “summary appraisal” which is described in the appraisal as “where summary level data and opinions are presented.”  For purposes of the appraisal, Mr. Sencer appraised the value of the items based on the “Value in Exchange” which the appraisal defines as “that price obtained for property in an arms length agreement between a willing buyer and willing seller in a piecemeal sale.  Value in exchange assumes that the property will be removed from the original location.”   In addition, the appraisal states that the “highest and best use of the subject assets is the same as their original design, and we have appraised the equipment as such.”  Finally, Mr. Sencer utilized the “cost approach” to valuation which the appraisal describes as “An estimate of the Present replacement cost of the personal property less accrued depreciation.”  For purposes of calculating depreciation, the appraisal states that Mr. Sencer considered market and depreciation factors including economic obsolescence, functional obsolescence, physical deterioration, normal useful life and relocation cost.

At the time of such appraisal, Mr. Sencer was a tested certified senior member of the American Society of Appraisers and a certified member of the Appraisers Association of America.

As of December 31, 2009, Mr. Sencer determined that the total fair market value of the applicable machinery and equipment was $8,300.

Mr. Sencer was selected to perform the appraisal based on Fresh Harvest’s prior engagement of Mr. Sencer to appraise assets acquired from Organic Chef, LLC on June 18, 2009 at a cost of $626.50.

Fresh Harvest paid Sencer Appraisal Associates $350 for the appraisal of the machinery and equipment acquired from the Seller.

The appraisal is available for inspection and copying at Fresh Harvest’s principal executive office located at 280 Madison Avenue, Suite 1005, New York, New York 10016 during its regular business hours by any interested shareholder of Fresh Harvest or representative of such shareholder which has been designated in writing.

Past Contracts, Transactions or Negotiations

Other than negotiations, transactions and material contacts in connection with the Asset Acquisition, in the two years prior to the consummation of the Asset Acquisition, there were no other negotiations, transactions or material contacts between Fresh Harvest and any of its officers, directors, controlling persons or subsidiaries, on the one hand, and the Seller and any of its officers, directors, controlling persons or subsidiaries, on the other hand. Except as described below, other than the agreements, arrangements and understandings described herein in connection with the Asset Acquisition, there are no present or proposed material agreements, arrangements, understandings or relationships between Fresh Harvest and any of its officers, directors, controlling persons or subsidiaries, on the one hand, and the Seller and any of their respective officers, directors, controlling persons or subsidiaries, on the other hand.

Employment Agreements

On March 2, 2010, Fresh Harvest and Clarence Scott entered into an employment agreement (the “Scott Employment Agreement”) pursuant to which Mr. Scott would serve as the President of New A.C. LaRocco.  The Scott Employment Agreement has a five year term.  The Scott Employment Agreement provided for an initial annual salary of $48,000, which salary was subject to increase if New A.C. LaRocco achieves certain performance goals.  Mr. Scott was also entitled to receive certain yearly performance bonuses of up to $1,600,000, which bonuses were payable in cash or shares of common stock, in the event that New A.C. LarRocco achieved certain performance goals.  Mr. Scott also received a car allowance of $500 per month.  Mr. Scott was also eligible to participate fully in all health and benefit plans available to senior officers of New A.C. LaRocco.  In the event that Mr. Scott’s employment was terminated as a result of his death, disability or by Fresh Harvest other than for death, disability, cause or expiration of the Scott Employment Agreement’s term, subject to Mr. Scott executing a release of claims relating to his employment against Fresh Harvest, then Mr. Scott would be entitled to a lump sum payment equal to his base salary for a period of six months from the date of termination and certain bonuses, fees and payments due to Mr. Scott under the Scott Employment Agreement.  The Scott Employment Agreement further provided that Mr. Scott would not have any business or employment relationship with any entity that sells products that directly competes with those of New A.C. LaRocco for a period of 24 months after termination of his employment.  On March 1, 2011, Mr. Scott submitted his resignation to New A.C. LaRocco.

On March 2, 2010, Fresh Harvest and Karen Leffler entered into an employment agreement (the “Leffler Employment Agreement”) pursuant to which Ms. Leffler would serve as the National Sales Director of New A.C. LaRocco.  The Leffler Employment Agreement has a five year term.  The Leffler Employment Agreement provided for an initial annual salary of $48,000, which salary was subject to increase if New A.C. LaRocco achieved certain performance goals.  Ms. Leffler was also entitled to receive certain yearly performance bonuses of up to $1,600,000, which bonuses were payable in cash or shares of common stock, in the event that New A.C. LarRocco achieved certain performance goals.  Ms. Leffler also received a car allowance of $500 per month.  Ms. Leffler was also eligible to participate fully in all health and benefit plans available to senior officers of New A.C. LaRocco.  In the event that Ms. Leffler’s employment was terminated as a result of her death, disability or by Fresh Harvest other than for death, disability, cause or expiration of the Leffler Employment Agreement’s term, subject to Ms. Leffler executing a release of claims relating to her employment against Fresh Harvest, then Ms. Leffler would be entitled to a lump sum payment equal to her base salary for a period of six months from the date of termination and certain bonuses, fees and payments due to Ms. Leffler under the Leffler Employment Agreement.  The Leffler Employment Agreement further provided that Ms. Leffler would not have any business or employment relationship with any entity that sells products that directly competes with those of New A.C. LaRocco for a period of 24 months after termination of her employment. On March 1, 2011, Ms. Leffler submitted her resignation to New A.C. LaRocco.

Interests of Directors and Management in the Asset Sale

Michael J. Friedman, Fresh Harvest’s President and Chief Executive Officer, personally guaranteed $129,384.59 of debt owed to the major creditor and manufacturer of the Seller’s products in connection with the Asset Acquisition.

PROPOSAL TWO – TO RATIFY THE CERTIFICATE OF DESIGNATIONS

Fresh Harvest’s certificate of incorporation provides for the issuance of up to 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).  Fresh Harvest has previously filed the Certificate of Designations of Series A Convertible Preferred Stock in the form attached to this proxy statement as Exhibit B with the Secretary of State of the State of New Jersey.  The Certificate of Designations, subject to the requirements of New Jersey law,  states the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions of Fresh Harvest’s Series A Preferred Stock.  The following description of the Certificate of Designations is not complete and is qualified in its entirety by reference to the Certificate of Designations attached to this proxy statement as Exhibit B.  In summary, the Certificate of Designations provides:

Number

5,000,000 shares of Fresh Harvest’s Preferred Stock are designated as shares of Series A Convertible Preferred Stock.

Dividends

Any dividends (other than dividends on common stock payable solely in common stock or dividends on the Series A Preferred Stock payable solely in Series A Preferred Stock) declared or paid in any fiscal year will be declared or paid among the holders of the Series A Preferred Stock and common stock then outstanding in proportion to the greatest whole number of shares of common stock which would be held by each such holder if all shares of Series A Preferred Stock were converted into shares of common stock pursuant to the terms of the Certificate of Designations.  Fresh Harvest’s Board of Directors is under no obligation to declare dividends on the Series A Preferred Stock.

Conversion

Each share of Series A Preferred Stock is generally convertible (subject to an increase in the number of shares of Fresh Harvest’s authorized common stock (the “Conversion Amendment”)) into 100 shares of Fresh Harvest’s common stock (the “Conversion Rate”).

Subject to the prior increase in the number of Fresh Harvest’s authorized shares of common stock, each share of Series A Preferred Stock will automatically be converted into shares of common stock at the then effective Conversion Rate for such share immediately upon the election of Fresh Harvest.

Liquidation

In the event of any liquidation, dissolution or winding up of Fresh Harvest, the assets of Fresh Harvest legally available for distribution by Fresh Harvest will be distributed with equal priority and pro rata among the holders of the Series A Preferred Stock and common stock in proportion to the number of shares of common stock held by them, with the shares of Series A Preferred Stock being treated for this purpose as if they had been converted to shares of common stock at the then applicable Conversion Rate.

Voting

On any matter presented to the stockholders of Fresh Harvest for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock would be entitled to cast the number of votes equal to the number of whole shares of common stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter.  For purposes of the foregoing sentence, the Conversion Amendment shall be deemed to be in full force and all shares of Series A Preferred Stock would be considered to be fully convertible into shares of Common Stock without restriction.  Except as provided by law or by the other provisions of Fresh Harvest’s Certificate of Incorporation, holders of Series A Preferred Stock vote together with the holders of common stock as a single class.

As of the record date, Fresh Harvest had issued [________] shares of Series A Preferred Stock.

As described above, each share of Series A Preferred Stock is convertible into 100 shares of common stock.  Any conversion of shares of Series A Preferred Stock will reduce the current common shareholders’ percentage ownership interest in the total outstanding shares of common stock of Fresh Harvest.

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although not a factor in the decision by our Board of Directors to file the Certificate of Designations, one of the effects of having Series A Preferred Stock available for issuance may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of Fresh Harvest by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. Unless prohibited by the regulations of applicable law or other agreements or restrictions, the issuance of Series A Preferred Stock by us or other transactions in which the number of our outstanding shares of common stock would be increased could dilute the interest of a party attempting to obtain control of us. The Series A Preferred Stock may make it more difficult for, prevent or deter a third-party from acquiring control of Fresh Harvest or changing our Board of Directors and management, as well as inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

We have no intent or plans to employ the Series A Preferred Stock as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Shareholders should recognize that, as a result of the issuance of the Series A Preferred Stock, they will own a smaller percentage of shares with respect to the total authorized shares of Fresh Harvest, than they presently own, and will be diluted as a result of any issuances contemplated by Fresh Harvest in the future.

Vote Required For Approval of Proposal

Ratification of the Certificate of Designations will require the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon.

Shareholders may (1) vote “FOR,” (2) vote “AGAINST” or (3) “ABSTAIN” from voting on Proposal Two. Broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE CERTIFICATE OF DESIGNATIONS.

FORWARD-LOOKING STATEMENTS

Unless stated otherwise or the context otherwise requires, the words “we,” “us,” “our,” or the “Company” refers to Fresh Harvest Products, Inc., a New Jersey corporation (the “Parent Company” or “Fresh Harvest”), and its subsidiaries.  The information in this proxy statement contains “forward-looking statements” relating to the Company, within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. These “forward looking statements” represent the Company’s current expectations or beliefs including, but not limited to, statements concerning the Company’s operations, performance, financial condition and growth. For this purpose, any statements contained in this proxy statement that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” or the negative or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements by their nature involve substantial risks and uncertainties, such as the affect of general economic and business conditions, our ability to implement our business and acquisition strategy, our ability to effectively integrate our acquisitions, competition, availability of key personnel, changes in, or the failure to comply with government regulations, and other risks detailed from time-to-time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010, certain of which are beyond the Company’s control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We began realizing revenues from operations during the quarter ending July 31, 2006, and, as of November 1, 2007 we were no longer a development stage company.

We were formed in New Jersey as a blank check company on April 21, 2005 with no operations, assets or purpose other than the purpose of seeking a privately held operating company as an acquisition or merger candidate.

On December 16, 2005, the Parent Company entered into an Agreement and Plan of Acquisition and Merger (the “Merger Agreement”) with Fresh Harvest Products, Inc., a New York corporation (“New York FHP”), Michael Friedman, Marcia Roberts and Illuminate, Inc.  The Merger Agreement contemplates the merger of the Parent Company and New York FHP (the “Merger”).  Although the Parent Company has operated as if the Merger was consummated in December 2005, it has come to the Company’s attention that certain required filings were not made in the State of New Jersey and the State of New York to properly consummate the Merger.  In addition, in December 2007, the Parent Company’s charter was revoked by the State of New Jersey for failure to file annual reports. As a result, as of the date of this proxy statement, the Parent Company and FHP New York had not completed the Merger.  Effective February 8, 2011, the Parent Company’s charter with the State of New Jersey has been reinstated.  The Company intends to make the required filings to complete the Merger and is working diligently to remediate these issues.

Since December 16, 2005, our business plan has been to develop proprietary products to sell, market and distribute.  Some of our products include: organic snack and coffee bars that have no refined sugar, are cholesterol free, trans fat free, low in sodium and gluten free and organic coffee from South America and Africa.  Our goal is to bring healthy, great tasting organic food products at affordable prices to the mass markets.  We are now selling the product line to select supermarkets chains in the eastern part of the United States.

Our primary efforts have been devoted to selling our line of organic food products and raising capital. Accordingly, we have limited capital resources and have experienced net losses and negative cash flows from operations since inception and expect these conditions to continue for the foreseeable future.

As of October 31, 2010, the Company had current assets of $171,086 that includes $16,711 cash, net accounts receivable of $120,758 and inventory of $33,617.  Management believes that the liquid cash and other liquid assets on hand as of October 31, 2010 are not sufficient to fund operations for the next 12 months. Accordingly, we will be required to raise additional funds to meet our short and long-term planned goals. There can be no assurance that such funds, if available at all, can be obtained on terms reasonable to us. In this regard, we have obtained and will continue to attempt to obtain (short and long term) loans for inventory purchases, new product development, expansion, advertising and marketing. We cannot assure you that we will be successful in obtaining the aforementioned financings (either debt or equity) on terms acceptable to us, or otherwise.

Our audited financial statements contained in this proxy statemetn have been prepared on a going concern basis, which assumes that we will be able to realize our assets and discharge our obligations in the normal course of business.

As of and for the years ended October 31, 2010 and 2009, our auditors have expressed substantial doubt we will continue as a going concern.

Results of Operations for the Fiscal Year Ending October 31, 2010 and October 31, 2009

Financial Information from Comparative Fiscal Year Periods

For the year ended October 31, 2010, we recorded net revenues of $645,033 versus net revenues of $87,502 in the year ended October 31, 2009. This increase of $557,531 is primarily attributed to the Company’s acquisition and operations of its organic pizza business through the New A.C. LaRocco on March 2, 2010.

Gross profit (loss) defined as revenues less cost of goods sold, was $91,776 for the year ended October 31, 2010, compared to ($60,350) for the year ended October 31, 2009.  The gross profit (loss) in the year ended October 31, 2009 was due to an audit adjustment of $86,591 to our annual financial statements for product that was determined to be obsolete as of that date.  The increase in the gross profit from 2009 to 2010 was primarily due to the Company’s acquisition and operations of its organic pizza business through the New A.C. LaRocco on March 2, 2010.

We incurred total operating expenses in the amount of $1,328,806 for the year ended October 31, 2010, as compared to $599,948 for the year ended October 31, 2009.  This increase of $728,857 is primarily due to an increase in salaries and wages; sales and marketing expenses and general and administrative fees due to the Company’s acquisition and operations of its organic pizza business through the New A.C. LaRocco on March 2, 2010.  The increase in legal and professional fees and a portion of the general and administrative expenses are primarily due to the Company issuing 34,705,760 of its common stock at an average per share price of $.009 for services rendered on behalf of the Company.

We incurred total other expenses in the amount of $778,488 for the year ended October 31, 2010, as compared to $96,127 for the year ended October 31, 2009.  This increase of $682,361 is primarily due to the amortization of Goodwill of $666,512 based on management’s assessment of the impairment charges for goodwill as of October 31, 2010 for the Company’s acquisition of its organic pizza business through the New A.C. LaRocco on March 2, 2010.

Our net loss was $2,015,518 for the year ended October 31, 2010 which was an increase from $756,425 for fiscal year ended October 31, 2009.  The increase was primarily a result of an increase in our total operating expenses and the non-cash impairment charges related to Goodwill of $666,512 related to the Company’s acquisition of its organic pizza business through the New A.C. LaRocco on March 2, 2010.

Effect of the non-cash impairment charge on October 31, 2010

There were 200,000,000 shares of our common stock outstanding as of October 31, 2010.  The non-cash impairment charges related to Goodwill of $666,512 had a negative $.03 per share impact on the outstanding shares as of October 31, 2010.

Liquidity and Capital Resources

Since inception, we have not been able to finance our business from cash flows from operations and have been reliant upon loans and proceeds from the sale of equity which may not be available to us in the future, or if available, on reasonable terms. Accordingly, if we are unable to obtain funding from loans and the sale of our equity, it is unlikely that we will be able to continue as a going concern.  The Company’s ability to raise additional common equity capital is dependent on the approval of the Company’s shareholders of an increase in the authorized common stock of the Company.

As of October 31, 2010, the Company had current assets of $171,086 that includes $16,711 cash, net accounts receivable of $120,758 and inventory of $33,617.  Management believes that the liquid cash and other liquid assets on hand as of October 31, 2010 are not sufficient to fund operations for the next 12 months. Accordingly, we will be required to raise additional funds to meet our short and long-term planned goals. There can be no assurance that such funds, if available at all, can be obtained on terms reasonable to us. In this regard, we have obtained and will continue to attempt to obtain (short and long term) loans for inventory purchases, new product development, expansion, advertising and marketing. We cannot assure you that we will be successful in obtaining the aforementioned financings (either debt or equity) on terms acceptable to us, or otherwise.

As of October 31, 2010, the Company incurred $1,504,316 in accounts payable, $178,307 in short and long-term notes payable to related parties and $1,276,106 in short and long-term notes payable to unrelated third parties.  During the year ended October 31, 2010, the Company raised a total of $636,950 in new debt from related parties and unrelated third parties.  All of these new funds are in the form of convertible notes payable with a provision that the debt is convertible into stock of the Company subject the Company having enough authorized shares available to be issued.

Unfunded Investment Commitment

The asset acquisition memorandum dated March 2, 2010 required the Parent Company to invest a minimum of $500,000 within six months after the date of the memorandum.

As of October 31, 2010, the Parent Company invested $207,651 in the New AC LaRocco under this memorandum.

As of October 31, 2010, the balance of this unfunded investment commitment was $292,349.  This amount is not reflected as a commitment on the consolidated balance sheet of the Company.

Accrued and Unpaid Payroll Taxes

As of October 31, 2010, the Company owed the Internal Revenue Service and New York State payroll related taxes in the amounts of $118,101 and $30,145, respectively, plus applicable interest and penalties.  The total amount due to both taxing authorities including penalties and interest as of October 31, 2010 was approximately $215,000 subject to further penalties and interest.  The Internal Revenue Service has placed a federal tax lien on all of the assets of the Company and has designated the balance owed as uncollectible at this time. The Company is currently negotiating a payment plan with the State of New York.

As of October 31, 2010, the New A.C. LaRocco had not filed to do business in the State of Washington.  In February 2011, the New A.C. LaRocco filed the requisite documents with the State of

Washington.  As of October 31, 2010 and as of the date of the this filing on Form 10-K, the New A.C. LaRocco had unpaid payroll taxes payable to the Internal Revenue Service and the State of Washington in an approximate amount of $35,000 including estimated penalties and interest for non-filing and non-payment.

Inflation

We do not believe that inflation had a significant impact on our results of operations for the periods presented.

Material Agreement

On March 2, 2010, the Parent Company simultaneously entered into the Asset Purchase Agreement (the “Asset Purchase Agreement”) dated March 2, 2010 among  the Parent Company,  Take and Bake, Inc., doing business as A.C. LaRocco Pizza Company (the “Seller”), Clarence Scott and Karen Leffler and, the Company believes, acquired certain assets and liabilities of the Seller (as further described below) (the “Asset Acquisition”). The Seller was in the business of marketing and distributing all natural and organic, whole grain, heart healthy pizzas, including organic thin pizzas with sprouted grain crust.  The purchase price for the assets acquired by the Parent Company pursuant to the Asset Purchase Agreement is 15,000,000 shares of common stock (the “Share Consideration”) and monthly payments of $1,800 for a 60 month period.  In April 2010, the Parent Company formed a wholly owned subsidiary, A.C. LaRocco, Inc., a Delaware corporation, for the purpose of implementing its new pizza business.  We refer to this subsidiary as “New A.C. LaRocco.”

The assets acquired by the Company in the Asset Acquisition, included all of the assets of Seller constituting or used in connection with its business, except for certain excluded assets.  The assets excluded from the Asset Acquisition, included, among others: (i) receivables due to the Seller on March 2, 2010, (ii) cash and cash equivalents items on hand at the close of business on the closing date, (iii) accounts receivable earned from the operations of the business during the period beginning 60 days prior to the closing date and ending on the closing date, (iv) accounts receivable as to litigation commenced prior to the closing date against a debtor, (v) all judgments in favor of Seller in connection with the collection of accounts receivable and (vi) all  checkbooks,  stubs,  books of account , ledgers  and journals related to the prior operation of the Seller’s business.

As of October 31, 2010, the Parent Company had not issued the share consideration contemplated by the Asset Purchase Agreement.  The Parent Company’s Certificate of Incorporation authorizes 200,000,000 shares of common stock, of which, as of the date of this proxy statement, all 200,000,000 shares were issued and outstanding.  As a result, the Parent Company is unable to issue the shares of common stock contemplated by the Asset Purchase Agreement until the number of the Parent Company’s authorized shares of common stock is increased.  An increase in the Parent Company’s authorized shares of common stock is dependent on the approval of the Parent Company’s shareholders.

On March 2, 2010, the parties to the Asset Purchase Agreement also entered into an Asset Acquisition Memorandum (the “Memorandum”).  The Memorandum provides, among other things, that the Parent Company is required to invest a minimum of $500,000 within six months of the closing date of the Asset Acquisition into New A.C. LaRocco, which payments may be made directly to New A.C. LaRocco or to anyone that the Seller and New A.C. LaRocco deem necessary.  As of October 31, 2010, the Parent Company had invested approximately $207,651 in New A.C. LaRocco.

The Memorandum further provides that a creditor of the Seller (the “Creditor”), is to maintain its priority security lien in all assets transferred in connection with the Asset Acquisition, including the AC LaRocco trade name and trademark logo until:

•    New AC LaRocco and/or the Company completes performance of all obligations to the Creditor, including without limitation, the repayment of all indebtedness to the Creditor assumed by New A.C. LaRocco and the Company under a Secured Promissory Note dated July 6, 2007 in the original principal amount of $218,356.94 (and with a principal balance of $129,384.59 on March 2, 2010), under trade invoices and as otherwise advanced or paid by the Creditor for the benefit of the Company and/or New A.C. LaRocco or on their behalf;

•

The Creditor has no further commitment to the Company and/or New A.C. LaRocco that could give rise to an obligation.  Upon payment of all indebtedness owed to the Creditor, the AC LaRocco name and logo would be transferred to New A.C. LaRocco Pizza Company in connection with the termination provisions of a Security Agreement executed in favor of the Creditor in connection with the Asset Acquisition.

Upon payment of all indebtedness owed to the Creditor, the AC LaRocco name and logo would be transferred to New A.C. LaRocco Pizza Company in connection with the termination provisions of a Security Agreement executed in favor of the Creditor in connection with the Asset Acquisition.

Pursuant to the Memorandum, Clarence Scott and Karen Leffler are to maintain the AC LaRocco trade secrets and recipes until investment is made in full, at which point trade secrets and recipes are to be transferred to New A.C. LaRocco, subject to the aforementioned security interest.

The Seller now alleges, among other things, that the Parent Company has materially breached its agreement with the Seller, that the closing of the transactions described above did not occur and that the Parent Company has not paid the asset purchase price.  The Seller further contends that it has the right to terminate its agreement with the Parent Company and is free to negotiate another deal with anyone with whom it desires to contract.   The Seller has requested that the Parent Company enter into a rescission agreement with respect to the above described transaction. The Parent Company intends to vigorously defend itself in this matter if required to do so.

The Parent Company has been informed by the Creditor, among other things, that if the Parent Company does not promptly resolve its dispute with the Seller and take certain other steps outlined by the Creditor that the Creditor will declare a default under its Secured Promissory Note and related agreements and foreclose on the assets and exercise all other rights granted to Creditor under those instruments and applicable commercial law.

The bank account located in Spokane, Washington that the Parent Company is using for the operations of the New A.C. LaRocco is in the name of Take and Bake. Inc. dba AC LaRocco Pizza.  In February 2011, the Creditor and Contract Manufacturer that holds a security interest in the assets of this operating company notified the Parent Company that it would not change the depository bank account under its lock box agreement until the parties to the Asset Purchase Agreement and Memorandum resolve their dispute.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, revenues, results of operations, liquidity or capital expenditures.

Principal Commitments

As of October 31, 2010, we had the following commitments:

1)

15,000,000 shares of the Company’s Common Stock issuable pursuant to the Asset Purchase Agreement dated March 2, 2010 among the Company,  Take and Bake, Inc., doing business as A.C. LaRocco Pizza Company, Clarence Scott and Karen Leffler.

2)

The balance of $292,349, which is the investment that was the subject of the Asset Acquisition Memorandum dated March 2, 2010.

Critical Accounting Policies

Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including the recoverability of tangible and intangible assets, disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of expenses during the periods covered.

A summary of accounting policies that have been applied to the historical financial statements can be found in the notes to our consolidated financial statements.

We evaluate our estimates on an on-going basis. The most significant estimates relate to intangible assets, deferred financing and issuance costs, and the fair value of financial instruments. We base our estimates on historical company and industry experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which, form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Our actual results may differ materially from those estimates.

The following is a brief discussion of our critical accounting policies and methods, and the judgments and estimates used by us in their application.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting periods. Because of the use of estimates inherent in the financial reporting process, actual results may differ significantly from those estimates.

Cash and Cash Equivalents

The Company maintains cash balances in a non-interest bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents.

Net Loss Per Share Calculation

Basic net loss per common share ("EPS") is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period.   Diluted earnings per shares is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued.

Revenue Recognition and Sales Incentives

Sales are recognized when the earnings process is complete, which occurs when products are shipped in accordance with terms of agreements, title and risk of loss transfer to customers, collection is probable and pricing is fixed or determinable. Sales are reported net of sales incentives, which include trade discounts and promotions and certain coupon costs. Shipping and handling costs billed to customers are included in reported sales. Allowances for cash discounts are recorded in the period in which the related sale is recognized.

Valuation of Accounts Receivable

The Company performs ongoing credit evaluations on existing and new customers daily. When it is determined that an amount included in accounts receivable is uncollectible it is written off as uncollectible.

Inventory

Inventory is valued at the lower of actual cost or market, utilizing the first-in, first-out method.  The Company provides write-downs for finished goods expected to become non-saleable due to age and specifically identifies and provides for slow moving products and packaging.

Property and Equipment

Property and equipment is carried at cost and depreciated or amortized on a straight-line basis over their estimated useful life. The Company believes the asset lives assigned to its property and equipment is within the ranges/guidelines generally used in food manufacturing and distribution businesses.  Depreciation is provided for on a straight-line basis over the useful life of the assets of five years. Ordinary repairs and maintenance are expensed as incurred.

Earnings per Share

The basic earnings (loss) per share is defined as the amount of earnings for the period available to each share of common stock outstanding during the reporting period.  The diluted earnings per share is the amount of earnings for the period available to each share of common stock outstanding during the reporting period and to each share that would have been outstanding assuming the issuance of common shares for all dilutive potential common shares outstanding during the reporting period.  The weighted average number of common shares outstanding is the number of shares determined by (a) the portion of time within a reporting period that common shares have been outstanding to (b) the total time in that period.  In computing diluted earnings per share, equivalent common shares are considered for all dilutive potential common shares. The Company has not issued any options or warrants or similar securities since inception.

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid during the years ended October 31, 2010 and 2009, respectively.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Advertising

Advertising is expensed when incurred.

Fair Value of Financial Instruments

The Company’s financial instruments, including cash, accounts receivable, and accounts payable are reflected in the accompanying consolidated financial statements at carrying value, which approximates fair value because of the short-term maturity of these instruments.

Impairment of Long-Lived Assets

Long-lived assets such as property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or the fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposal group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

Impairment of Goodwill

The Company performed its annual goodwill impairment test during the fourth quarter of the year ended October 31, 2010. In addition, if and when events or circumstances change that would more likely than not reduce the fair value of any of its wholly-owned subsidiaries below its carrying value, an interim test will be performed.   No interim test was performed.

Based upon a combination of factors including a lower stock price of the Company’s common stock since March 2, 2010, the New A.C LaRocco’s operating losses since March 2, 2010, and challenging macro-economic conditions, the Company concluded that sufficient indicators existed to require it to perform a goodwill impairment analysis.

Having determined that the goodwill was potentially impaired, the Company performed the second step of the goodwill impairment analysis.  All of the impairment was allocated to the goodwill rather than allocating any of the impairment to any unrecognized intangible assets because they are subject to security interests and liens by the Creditor and Contract Manufacturer of the New A.C. LaRocco.

As of October 31, 2010, the Company recognized a pre-tax non-cash goodwill impairment charge of $666,512, to write off all of the goodwill related to its AC LaRocco subsidiary.

The non-cash charge had no impact on the Company’s compliance with debt covenants, its cash flows or available liquidity.

Share-based compensation

The Company accounts for common stock issued to employees, directors, and consultants in accordance with the provisions of Stock Compensation. The compensation cost relating to share-based payment transactions will be recognized in the consolidated financial statements.  The cost associated with common stock issued to employees, directors and consultants will recognized, at fair value, on the date issued.  Awards granted to non-employee consultants will be subsequently re-measured to current fair value until performance is completed or a performance commitment exists.

Accounting for Uncertain Tax Positions

The Parent Company and or its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state, and local jurisdictions. The Company is no longer subject to U.S. federal income tax examination by tax authorities for the years prior to October 31, 2006.  With respect to state and local jurisdictions, with limited exception, the Parent Company and or its subsidiaries are no longer subject to income tax audits prior October 31, 2007.  In the normal course of business, the Company is subject to examination by various taxing authorities. Although the outcome of tax audits is always uncertain, the Company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that may result from these open tax years.

As of October 31, 2010, based on Management’s review of the Company’s tax position, the Parent Company and or subsidiaries had no significant unrecognized tax liabilities.

BUSINESS OF THE COMPANY

Fresh Harvest Products, Inc. is a corporation formed in the State of New Jersey.  We are a developer of proprietary brands and a marketer of organic and natural food products. We have set out on a course to make our “Wings of Nature™” and “AC LaRocco” brands, national brands of organic and natural foods that will attract consumers because of high quality and affordable pricing.  We believe that our management team is intimately knowledgeable about the functions of a marketer in the food industry.

In August 2009, we formed Wings of Nature, LLC in the State of New York and it is a wholly-owned subsidiary of the Parent Company.  In April 2010, the Parent Company formed a wholly-owned subsidiary, A.C. LaRocco, Inc. (“New A.C. LaRocco”) in the State of Delaware for the purpose of implementing its new pizza business.

We sell our products to consumers at, what we believe are, reasonable prices through local, regional and national supermarkets, retailers, distributors, brokers, and wholesalers.

Our strategy is to focus on finding and developing and selling the best organic and natural food products in the world.  Part of this strategy is to have the “Wings of Nature™” or “AC LaRocco” names branded on our products, as well acquiring other natural and organic food brands.

Currently, our revenues are generated mainly from distributors and retailers.  Some of our distributors and retailers include:  the largest natural and organic food distributor in the U.S., and the largest natural and organic retailer in the U.S.

OVERVIEW OF THE ORGANIC AND NATURAL MARKET

U.S. Organic Industry Overview

Despite the economic recession that gripped the United States in 2009, the organic market continued to experience growth. In 2009, total U.S. organic consumer product sales grew 5.3% to reach $26.6 billion.  Organic sales growth continued to outpace total sales of comparable conventional food and non-food items by a significant margin. While organic food sales were up 5.1% in 2009, total food sales were up by only 1.6%. Organic non-food sales experienced 9.1% growth, while total comparable non-food item sales actually declined by 1%. (Source: Organic Trade Association’s 2010 Organic Industry Survey conducted 1/21/2010 – 3/3/2010.)

The $9.5 billion organic fruits & vegetables category, commanded 38% of the total organic food market in 2009. The category experienced the highest growth for any organic food category in 2009 with 11% growth, making it the only segment not recording diminished growth from 2008. Organic dairy and packaged and prepared foods were the big disappointments of 2009, both shrinking about 1%. With factors such as price drops for conventional milk, consumers trying to save money were put off by the wide price gaps of conventional vs. organic in categories such as dairy and meat. Source: (Organic Trade Association’s 2010 Organic Industry Survey)

The mass market channel commanded the lion’s share of organic food sales in 2009 with more than half (54%) of organic food passing through mainstream grocers, club stores and retailers. Natural retailers were the runners-up with 38% of total organic food sales, conceding some sales to mass market because many consumers assume—although not necessarily correctly—that organic products are cheaper in mass market. The farmers’ market/co-op/CSA channel, although small, generates a lot of buzz as consumers increasingly look for local and regional organic foods. Among other factors, wider distribution of organic products in various channels, as well as the growth of private label in the retail channels have contributed to shifts in the allotment of sales among the various channels. When reported in the 2006 OTA report (2005 sales), the natural grocery chains and regional natural and health food stores accounted for 47% of all sales, nearly 10% higher share than in 2009. Source: (Organic Trade Association’s 2010 Organic Industry Survey).  We believe that the growth of mass market channels looking for products may present opportunities for the Company’s products to be placed in their stores.

Growing by 9.1% in 2009, the organic non-food category continues to outpace the growth of total non-food sales. The organic non-food market added $151 million in new sales dollars in 2009 to reach total sales of $1.8 billion.

Organic supplements edged out personal care as the largest organic non-food category in 2007 after a year of profound growth, and the category continues to hold the top spot with $634 million in U.S. consumer sales in 2009. Organic fiber, which includes linens, clothing, mattresses and other textiles, displaced personal care from the number two spot in 2008 and could soon threaten the supplement category for top billing, having crossed the $500 million threshold in 2009 and made significant inroads into the mainstream textiles market. The small, emerging categories of organic pet food, household cleaners and flowers have seen sizable sales increases over the last eight years, but are growing from a small base and still only account for 10% of non-food organic sales.

Source: The Organic Trade Association’s 2010 Organic Industry Survey

Material Agreement

On March 2, 2010, the Parent Company simultaneously entered into the Asset Purchase Agreement (the “Asset Purchase Agreement”) dated March 2, 2010 among  the Parent Company,  Take and Bake, Inc., doing business as A.C. LaRocco Pizza Company (the “Seller”), Clarence Scott and Karen Leffler and, the Company believes, acquired certain assets and liabilities of the Seller (as further described below) (the “Asset Acquisition”). The Seller was in the business of marketing and distributing all natural and organic, whole grain, heart healthy pizzas, including organic thin pizzas with sprouted grain crust.  The purchase price for the assets acquired by the Parent Company pursuant to the Asset Purchase Agreement is 15,000,000 shares of common stock (the “Share Consideration”) and monthly payments of $1,800 for a 60 month period.  In April 2010, the Parent Company formed a wholly owned subsidiary, A.C. LaRocco, Inc., a Delaware corporation, for the purpose of implementing its new pizza business.  We refer to this subsidiary as “New A.C. LaRocco.”

The assets acquired by the Company in the Asset Acquisition, included all of the assets of Seller constituting or used in connection with its business, except for certain excluded assets.  The assets excluded from the Asset Acquisition, included, among others: (i) receivables due to the Seller on March 2, 2010, (ii) cash and cash equivalents items on hand at the close of business on the closing date, (iii) accounts receivable earned from the operations of the business during the period beginning 60 days prior to the closing date and ending on the closing date, (iv) accounts receivable as to litigation commenced prior to the closing date against a debtor, (v) all judgments in favor of Seller in connection with the collection of accounts receivable and (vi) all  checkbooks,  stubs,  books of account , ledgers  and journals related to the prior operation of the Seller’s business.

As of the date of filing of this proxy statement, the Parent Company had not issued the 15,000,000 shares of common stock contemplated by the Asset Purchase Agreement.  The Parent Company’s Certificate of Incorporation authorizes 200,000,000 shares of common stock, of which, as of October 31, 2010, all 200,000,000 shares were issued and outstanding.  As a result, the Parent Company is unable to issue the shares of common stock contemplated by the Asset Purchase Agreement until the number of the Parent Company’s authorized shares of common stock is increased.  An increase in the Parent Company’s authorized shares of common stock is dependent on the approval of the Parent Company’s shareholders.  On March 2, 2011, the Parent Company issued 150,000 shares of its Series A Preferred Stock to the Seller.

On March 2, 2010, the parties to the Asset Purchase Agreement also entered into an Asset Acquisition Memorandum (the “Memorandum”).  The Memorandum provides, among other things, that the Parent Company is required to invest a minimum of $500,000 within six months of the closing date of the Asset Acquisition into New A.C. LaRocco, which payments may be made directly to New A.C. LaRocco or to anyone that the Seller and New A.C. LaRocco deem necessary.  As of October 31, 2010, the Parent Company had invested approximately $207,651 in New A.C. LaRocco.

The Memorandum further provides that a creditor of the Seller (the “Creditor”), is to maintain its priority security lien in all assets transferred in connection with the Asset Acquisition, including the AC LaRocco trade name and trademark logo until:

•    New AC LaRocco and/or the Company completes performance of all obligations to the Creditor, including without limitation, the repayment of all indebtedness to the Creditor assumed by New A.C. LaRocco and the Company under a Secured Promissory Note dated July 6, 2007 in the original principal amount of $218,356.94 (and with a principal balance of $129,384.59 on March 2, 2010), under trade invoices and as otherwise advanced or paid by the Creditor for the benefit of the Company and/or New A.C. LaRocco or on their behalf;

•

The Creditor has no further commitment to the Company and/or New A.C. LaRocco that could give rise to an obligation.  Upon payment of all indebtedness owed to the Creditor, the AC LaRocco name and logo would be transferred to New A.C. LaRocco Pizza Company in connection with the termination provisions of a Security Agreement executed in favor of the Creditor in connection with the Asset Acquisition.

Upon payment of all indebtedness owed to the Creditor, the AC LaRocco name and logo would be transferred to New A.C. LaRocco Pizza Company in connection with the termination provisions of a Security Agreement executed in favor of the Creditor in connection with the Asset Acquisition.

Pursuant to the Memorandum, Clarence Scott and Karen Leffler are to maintain the AC LaRocco trade secrets and recipes until investment is made in full, at which point trade secrets and recipes are to be transferred to New A.C. LaRocco, subject to the aforementioned security interest.

The Seller now alleges, among other things, that the Parent Company has materially breached its agreement with the Seller, that the closing of the transactions described above did not occur and that the Parent Company has not paid the asset purchase price.  The Seller further contends that it has the right to terminate its agreement with the Parent Company and is free to negotiate another deal with anyone with whom it desires to contract.   The Seller has requested that the Parent Company enter into a rescission agreement with respect to the above described transaction. The Parent Company intends to vigorously defend itself in this matter if required to do so.

The Parent Company has been informed by the Creditor, among other things, that if the Parent Company does not promptly resolve its dispute with the Seller and take certain other steps outlined by the Creditor that the Creditor will declare a default under its Secured Promissory Note and related agreements and foreclose on the assets and exercise all other rights granted to Creditor under those instruments and applicable commercial law.

The bank account located in Spokane, Washington that the Parent Company is using for the operations of the New A.C. LaRocco is in the name of Take and Bake. Inc. dba AC LaRocco Pizza.  In February 2011, the Creditor and Contract Manufacturer that holds a security interest in the assets of this operating company notified the Parent Company that it would not change the depository bank account under its lock box agreement until the parties to the Asset Purchase Agreement and Memorandum resolve their dispute.

Products

The Company’s principal products for its Wings of Nature™ product line are health bars in three flavors; Cranberry Crunch, Almond Raisin and Espresso.  The bars are USDA Certified Organic, use no refined sugar, are cold processed, sweetened with agave nectar, Kosher, and have no trans fat.

The Company’s principal products for its AC LaRocco Pizza line are weight watchers friendly, diabetic friendly, heart healthy, made with Organic whole grain, high fiber, light in sodium and all natural with no artificial ingredients.

We do not anticipate having any disruptions in availability or sources of supply.  The Company has multiple customers and we do not believe that we are wholly dependent on any single customer at this time.  We have several large customers that although we are not wholly dependent on them if we were to lose them as customers it would significant impact our revenues.  The Company’s Wings of Nature™ bars are USDA Certified Organic and we need government approval in order for the bars to stay Certified Organic.

Competition

We operate in highly competitive product markets. Some of these markets are dominated by competitors with greater resources. In addition, we compete for limited retailer shelf space for our products. Larger competitors include mainstream food companies such as Dean Foods, General Mills, Inc., Nestle S.A., Kraft Foods Inc., Groupe Danone, Kellogg Company, Unilever PLC, Pepsico, Sara Lee Corporation, and large cereal producers such as Nature’s Path and Kashi.  Retailers also market competitive products under their own private labels such as Whole Foods.  Other well- known brands with which we compete are Newman’s Own, Eden Foods, Amy’s and Walnut Acres.  While many of these large manufacturers’ primary products are not organic, they do have organic offerings within their product portfolio.

Employees and Employment Agreements

Currently, the Company has three employees, including our President and Chief Executive Officer and two full time administrative assistants. Of these individuals, all are employed on a full-time basis.  Our President and Chief Executive Officer’s employment contract with the Company expired on October 31, 2010.  The Company and its President and Chief Executive Officer are currently in negotiations to execute a new employment agreement.

We anticipate retaining additional sales and marketing (as employees or consultants) and clerical personnel within the next 12 months, if and when our financial resources permit.

Seasonality

While our snack food product lines are stronger in the warmer months, our pizza product line primarily markets frozen pizza products and, as a result, its quarterly results of operations reflect seasonal trends resulting from increased demand for its frozen pizza products in the cooler months of the year. In years where there are warm winter seasons, our sales of cooler weather products, which typically increase in our second and third fiscal quarters, may be negatively impacted.

Quarterly fluctuations in our sales volume and operating results are due to a number of factors relating to our business, including the timing of trade promotions, advertising and consumer promotions and other factors, such as seasonality, inclement weather and unanticipated increases in labor, commodity, energy, insurance or other operating costs. The impact on sales volume and operating results due to the timing and extent of these factors can significantly impact our business. For these reasons, you should not rely on our quarterly operating results as indications of future performance.

History

The Company was formed in New Jersey as a blank check company on April 21, 2005 with no operations, assets or purpose other than the purpose of seeking a privately held operating company as an acquisition or merger candidate.

On December 16, 2005, the Parent Company entered into an Agreement and Plan of Acquisition and Merger (the “Merger Agreement”) with Fresh Harvest Products, Inc., a New York corporation (“New York FHP”), Michael Friedman, Marcia Roberts and Illuminate, Inc.  The Merger Agreement contemplates the merger of the Parent Company and New York FHP (the “Merger”).  Although the Parent Company has operated as if the Merger was consummated in December 2005, it has come to the Company’s attention that certain required filings were not made in the State of New Jersey and the State of New York to properly consummate the Merger.  In addition, in December 2007, the Parent Company’s charter was revoked by the State of New Jersey for failure to file annual reports. As a result, as of the date of this proxy statement, the Parent Company and FHP New York had not completed the Merger.  Effective February 8, 2011, the Parent Company’s charter with the State of New Jersey has been reinstated.  The Company intends to make the required filings to complete the Merger and is working diligently to remediate these issues.

Property

We maintain our current office at 280 Madison Ave Suite 1005 New York, NY 10016.  We do not have an written office lease, however, we pay approximately $750 per month for our current office location located in New York.  We maintain a limited amount of office equipment.  The Company does not lease any vehicles.

New AC LaRocco maintains an office located in Spokane, Washington and pays rent for such space.  The office maintains a limited amount of office equipment and does not lease any vehicles.  Monthly rent for this space is approximately $1,100 including common area charges.

DESCRIPTION OF SECURITIES

Common Stock

Our Certificate of Incorporation authorizes the issuance of 200,000,000 shares of common stock, $0.0001 par value per share. As of the date of this proxy statement, 200,000,000 shares of common stock were issued and outstanding.

Each holder of our common stock is entitled to one vote per share of common stock standing in such holder’s name on our records on each matter submitted to a vote of our shareholders, except as otherwise required by law.  Holders of our common stock do not have cumulative voting rights. Holders of our common stock are entitled to equal dividends and distributions, per share, when, as and if declared by our Board of Directors from funds legally available. Holders of our common stock do not have preemptive rights to subscribe for any of our securities nor are any shares of our common stock redeemable or convertible into any of our other securities. If we liquidate, dissolve or wind up our business or affairs, our assets will be divided up pro-rata on a share-for-share basis among the holders of our common stock and Series A Preferred Stock (on an as-converted basis) after creditors and preferred shareholders with senior liquidation rights, if any, are paid.

Preferred Stock

The Company’s Certificate of Incorporation authorizes 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).  As of February 23, 2011, the Company’s Board of Directors had designated 5,000,000 shares of Preferred Stock as Series A Preferred Stock.  As of the record date, [______] shares of Series A Preferred Stock were outstanding.  See the description of the Certificate of Designations set forth above under Proposal Two.

Options

As of February 11, 2011, there were no outstanding options to purchase shares of the Company’s common stock.

Warrants

As of February 11, 2011, there were no outstanding warrants to purchase shares of the Company’s common stock.

Convertible Loans

As of October 31, 2010 the Company was a party to outstanding convertible loans in an aggregate principal amount of $1,276,106.  See Note 5 to the Company’s consolidated financial statements for additional information regarding these loans.

MARKET FOR THE COMPANY’S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

Market Information

On February 23, 2011, our common stock ceased trading on the OTC Bulletin Board and began trading on the OTCQB.  Our common stock currently trades under the symbol “FRHV”.  The following table sets forth the range of high and low bid prices per share of the common stock for each of the periods indicated, as reported on www.otcbb.com.

QUARTER	HIGH BID	LOW BID
1st Quarter 2011	$0.0170	$0.0000

4th Quarter 2010	$0.0170	$0.0000
3rd Quarter 2010	$0.0381	$0.0128
2nd Quarter 2010	$0.1499	$0.0096
1st Quarter 2010	$0.0399	$0.001

4th Quarter 2009	$0.0069	$0.001
3rd Quarter 2009	$0.019	$0.0048
2nd Quarter 2009	$0.31	$0.005
1st Quarter 2009	$0.03	$0.0055

These quotations reflect inter-dealer prices, without retail mark-up, markdown or commissions, and may not necessarily represent actual transactions.  As of February 11, 2011, the last reported price of our common was $0.012 per share.

There is no established public trading market for the Seller’s common stock.

Holders

As of February 11, 2011, there were 206 holders of record of the Company’s common stock. This does not reflect persons or entities that hold their shares of common stock in nominee or “street name”.

Dividends

There are no restrictions in our certificate of incorporation or bylaws that restrict us from declaring dividends. The New Jersey Business Law, however, does prohibit us from declaring dividends where, after giving effect to the distribution of the dividend, we would not be able to pay our debts as they become due in the usual course of business or our total assets would be less than the sum of our total liabilities.

We have not paid any cash dividend to date and we will not be able to pay any cash dividends on our common stock in the foreseeable future. The declaration and payment of dividends is subject to the discretion of our Board of Directors and to the above mentioned limitations imposed under the New Jersey Business Corporations Act. The timing, amount and form of dividends, if any, will depend on, among other things, our results of operation, financial condition, cash requirements and other factors deemed relevant by our Board of Directors.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information about the beneficial ownership of our common stock as of February 11, 2011 by (i) each person who we know is the beneficial owner of more than 5% of the outstanding shares of our common stock (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. The following table does not reflect issuances of Series A Preferred Stock that occurred or may occur after February 11, 2011.

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percentage of common stock immediately prior to the issuance of 15,000,000 shares of common stock to Seller (1)	Percentage of common stock immediately following the issuance of 15,000,000 shares of common stock to Seller (1)
Common Stock	Michael Friedman (3), (4)	6,620,307	3.31%	3.08%

Common Stock	Dominick Cingari (4), (5)	1,350,000	0.68%	0.63%

Common Stock	Jay Odinitz (4)	800,000	0.40%	0.37%

All executive officers and directors as a group (three people)		8,770,307	4.39%	4.08%

(1)

Applicable percentage of ownership is based on 200,000,000 shares of common stock outstanding as of February 11, 2011 together with securities exercisable or convertible into shares of common stock within 60 days of February 11, 2011 for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of February 11, 2011 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)

Unless otherwise indicated, the shareholder’s address is c/o Fresh Harvest Products, Inc., 280 Madison Avenue, Suite 1005, New York, New York 10016.

(3) Mr. Friedman is the President, Chief Executive Officer, Chief Financial Officer and Chairman of the

Board of Directors of the Parent Company.

(4) Member of the Parent Company’s Board of Directors.

(5) These shares do not include 1,186,449 shares of common stock held by members of his family including 540,023 shares of common stock held by his father Salvatore J. Cingari, a member of our advisory board. Dominick Cingari disclaims any beneficial, dispositive, voting or equitable interest in the shares owned by his family members.

AUDITORS

A representative of the Company’s independent registered public accounting firm, will not be present at the Special Meeting and, accordingly, a representative of the Company’s independent registered public accounting firm, will not have an opportunity to make a statement at the Special Meeting or be available to respond to questions at the Special Meeting.

The Seller’s financial statements had not been audited prior to the audit conducted by Conner & Associates, P.C. after the closing of the Asset Acquisition of the Seller’s balance sheets as of June 30, 2009 and 2008 and statements of operations, statements of changes in deficiency in assets and statements of cash flows for the years ended June 30, 2009 and 2008.

OTHER MATTERS TO BE ACTED UPON
AT THE SPECIAL MEETING OF SHAREHOLDERS

The management of Fresh Harvest knows of no other matters to be presented at the Special Meeting. Should any matter requiring a vote of the shareholders other than those listed in this proxy statement arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

ADDITIONAL INFORMATION

Proposals of Shareholders for the Next Annual Meeting. Proposals of shareholders intended for presentation at the 2012 annual meeting must be received by Fresh Harvest on or before March 19, 2012, in order to be included in the proxy statement and form of proxy for that meeting. Additionally, Fresh Harvest must have notice of any shareholder proposal to be submitted at the 2012 Annual Meeting (but not required to be included in the proxy statement) by March 19, 2012, or such proposal will be considered untimely pursuant to Rule 14a-4 and Rule 14a-5(e) under the Exchange Act and persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

Proxy Solicitation Costs.  Fresh Harvest is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by Fresh Harvest. Officers and regular employees of Fresh Harvest may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Fresh Harvest will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

Shareholders are urged to promptly execute and return the enclosed form of proxy in the envelope provided.

_____________, 2011
New York, New York	Michael J. Friedman Chairman, President and Chief Executive Officer

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY

Consolidated Financial Statements—October 31, 2010 and 2009

F-i

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Fresh Harvest Products, Inc., and Subsidiaries

We have audited the accompanying consolidated balance sheets of Fresh Harvest Products, Inc., and Subsidiaries (“the Company”) as of October 31, 2010 and 2009, and the related consolidated statements of operations, deficiency in assets, and cash flows for each of the years in the two-year period ended October 31, 2010. The Company’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of October 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years in the two-year period ended October 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note no. 12 to the consolidated financial statements, the Company experienced a net loss of $2,015,518 and $756,425 for the years ended October 31, 2010 and 2009 along with an accumulated deficit of $6,605,715 as of October 31, 2010. The Company’s ability to continue as a going concern is dependent upon its ability to raise capital , increase revenue, and achieve profitable operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Conner & Associates, PC

CONNER & ASSOCIATES, PC

Newtown, Pennsylvania

12 February 2011

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES
Consolidated Balance Sheets October 31, 2010 and 2009

	October 31, 2010		October 31, 2009
ASSETS
Current assets
Cash	$16,711		$-
Accounts receivable, net	120,758		8,759
Inventory	33,617		43,358
Total current assets	171,086		52,117

Property and Equipment
Equipment, net	10,397		35,610
Total assets	$181,483		$87,727

LIABILITIES AND DEFICIENCY IN ASSETS
Current liabilities
Book overdraft	$-		$83
Accounts payable	1,504,316	*	968,735
Notes payable, related parties, current	122,037	*	720,771
Notes payable, current	1,144,770	*	527,551
Total current liabilities	2,771,123		2,217,140

Long-term liabilities
Long-term debt, related parties, net of current portion	56,270		-
Long-term debt, net of current portion	131,336		-
Total long-term liabilities	187,606		-

Total liabilities	2,958,729		2,217,140

Commitments and Contingencies	450,000		-

Deficiency in assets
Common stock - $0.0001 par value, 200,000,000 shares,
authorized; 200,000,000 and 82,137,182 outstanding.	20,000		8,215
Additional paid in capital	3,358,469		2,452,570
Accumulated deficit	(6,605,715)		(4,590,197)
Total deficiency in assets	(3,227,246)		(2,129,413)
Total liabilities and deficiency in assets	$181,483		$87,727

* - reclassified for comparison purposes

See accompanying notes to financial statements

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
For the years ended October 31, 2010 and 2009

	For the	For the
	year ended	year ended
	October 31, 2010	October 31, 2009
Revenue	$762,488	$87,502
Returns and allowances	(117,455)	-
Revenue, net	645,033	87,502

Cost of goods sold	553,257	61,261
Inventory adjustment - obsolescence	-	86,591
Cost of goods sold, net	553,257	147,852

Gross profit (loss)	91,776	(60,350)

Operating expenses
Salaries and wages	231,722	201,000
Sales and marketing	331,216	109,448
Legal and professional fees	277,758	94,473
General and administrative	488,110	195,027
Total operating expenses	1,328,806	599,948

Income (loss) from operations	(1,237,030)	(660,298)

Other income (expense)
Amortization - goodwill	(666,512)	-
Interest expense	(75,040)	(85,232)
Loss on disposal of assets	(24,760)	-
Depreciation expense	(12,176)	(10,895)
Total other income (expenses)	(778,488)	(96,127)

Income (loss) before provision for income taxes	(2,015,518)	(756,425)

Provision for income taxes	-	-

Net (loss) income	$(2,015,518)	$(756,425)

Basic and diluted earnings (loss) per common share	$(0.01)	$(0.01)

Weighted average common shares outstanding (basic and diluted)	151,019,714	62,191,720

See accompanying notes to financial statements

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES
Consolidated Statements of Deficiency of Assets
For the years ended October 31, 2010 and 2009

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance, October 31, 2008	43,987,125	$4,399	$2,130,904	$(3,833,772)	$(1,698,469)

Stock issued for acquisition of assets	7,168,323	717	14,641	-	15,358
Stock issued for conversion of debt	3,048,387	305	30,484	-	30,789
Issuance of common stock - services	27,933,347	2,793	276,540	-	279,333
Net loss	-	-	-	(756,425)	(756,425)

Balance, October 31, 2009	82,137,182	$8,215	$2,452,570	$(4,590,197)	$(2,129,413)

Fees - asset acquisition agreement	-	-	(50,750)	-	(50,750)
Stock issued for conversion of debt	83,157,058	8,315	659,028	-	667,343
Issuance of common stock - services	34,705,760	3,470	297,621	-	301,091
Net loss	-	-	-	(2,015,518)	(2,015,518)

Balance, October 31, 2010	200,000,000	$20,000	$3,358,469	$(6,605,715)	$(3,227,246)

See accompanying notes to financial statements

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
For the years ended October 31, 2010 and 2009

	For the year		For the year
	ended		ended
	October 31, 2010		October 31, 2009
Cash flows from operating activities
Net (loss) income	$(2,015,518)		$(756,425)
Adjustments to reconcile net loss to cash flows
(used in) operating activities:
Stock issued for acquisition of assets	-		15,358
Fees - asset acquisition agreement	50,750		-
Stock issued for services	301,091		279,333
Stock issued for conversion of debt	667,343		30,789
Depreciation	12,176		10,895
(Increase) decrease in assets:
Accounts receivable	(111,998)		35,400
Inventory	9,741		7,013
Increase (decrease) in liabilities:
Book overdraft	(83)		83
Accounts payable and accrued interest	498,709	*	327,042
Cash flows (used in) provided by operating activities	(587,789)		(50,512)

Cash flows from investing activities
Proceeds from sale of equipment	-		4,800
Cash flows provided by investing activities	-		4,800

Cash flows from financing activities
Loan repayments	(32,368)		(98,417)
Proceeds from notes payable - related parties	82,000	*	89,064
Proceeds from notes payable	554,950		51,575
Cash flows provided by financing activities	604,582		42,222

Net increase (decrease) in cash	16,794		(3,489)
Cash and cash equivalents, beginning of year	(83)		3,406
Cash and cash equivalents, end of year	$16,711		$(83)

Supplemental disclosure of cash flow information:
Taxes paid	$-		$-
Interest paid	$3,516		$-
* - reclassified for comparison purposes

See accompanying notes to financial statements

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

NOTE 1. GENERAL ORGANIZATION AND BUSINESS

Fresh Harvest Products, Inc., a New Jersey corporation (the “Parent Company”), and its subsidiaries (collectively referred to as the “Company”), are engaged in the proprietary development, sales and marketing of organic and natural food products.

On December 16, 2005, the Parent Company entered into an Agreement and Plan of Acquisition and Merger (the “Merger Agreement”) with Fresh Harvest Products, Inc., a New York corporation (“New York FHP”), Michael Friedman, Marcia Roberts and Illuminate, Inc.  The Merger Agreement contemplates the merger of the Parent Company and New York FHP (the “Merger”).  Although the Parent Company has operated as if the Merger was consummated in December 2005, it has come to the Company’s attention that certain required filings were not made in the State of New Jersey and the State of New York to properly consummate the Merger.  In addition, in December 2007, the Parent Company’s charter was revoked by the State of New Jersey for failure to file annual reports.  As a result, as of the date of this Annual Report on Form 10-K, the Parent Company and FHP New York had not completed the Merger.  The Parent Company intends to make the required filings to complete the Merger and is working diligently to remediate these issues. On February 8, 2011 the State of New Jersey reinstated the Parent Company’s New Jersey State Charter and the Parent Company is now in Good Standing status with the State of New Jersey.

The Company sells its products to consumers through local, regional and national supermarkets, retailers, distributors, brokers, wholesalers and an online web-store.  In August 2009, the Parent Company formed a wholly-owned subsidiary, Wings of Nature, LLC. In April 2010, the Parent Company formed a wholly-owned subsidiary, New A.C. LaRocco, for the purpose of implementing its new pizza business.

The Company continues to have limited capital resources and has experienced net losses and negative cash flows from operations and expects these conditions to continue for the foreseeable future.  As of October 31, 2010, the Company has limited cash available for operations and has a accumulated deficit of $6,605,715. Management believes that cash on hand as of October 31, 2010 is not sufficient to fund operations through October 31, 2011.  The Company will be required to raise additional funds to meet its short and long-term planned goals. There can be no assurance that such funds, if available at all, can be obtained on terms reasonable to the Company.

The financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company has limited revenue and without realization of additional capital, it would be highly unlikely for the Company to continue as a going concern.

Material Agreement

On March 2, 2010, the Parent Company simultaneously entered into the Asset Purchase Agreement (the “Asset Purchase Agreement”) dated March 2, 2010 among  the Parent Company,  Take and Bake, Inc., doing business as A.C. LaRocco Pizza Company (the “Seller”), Clarence Scott and Karen Leffler and, the Company believes, acquired certain assets and liabilities of the Seller (as further described below) (the

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

“Asset Acquisition”). The Seller was in the business of marketing and distributing all natural and organic, whole grain, heart healthy pizzas, including organic thin pizzas with sprouted grain crust.  The purchase price for the assets acquired by the Parent Company pursuant to the Asset Purchase Agreement is 15,000,000 shares of common stock (the “Share Consideration”) and monthly payments of $1,800 for a 60 month period.  In April 2010, the Parent Company formed a wholly owned subsidiary, A.C. LaRocco, Inc., a Delaware corporation, for the purpose of implementing its new pizza business.  We refer to this subsidiary as “New A.C. LaRocco.”

The assets acquired by the Company in the Asset Acquisition, included all of the assets of Seller constituting or used in connection with its business, except for certain excluded assets.  The assets excluded from the Asset Acquisition, included, among others: (i) receivables due to the Seller on March 2, 2010, (ii) cash and cash equivalents items on hand at the close of business on the closing date, (iii) accounts receivable earned from the operations of the business during the period beginning 60 days prior to the closing date and ending on the closing date, (iv) accounts receivable as to litigation commenced prior to the closing date against a debtor, (v) all judgments in favor of Seller in connection with the collection of accounts receivable and (vi) all  checkbooks,  stubs,  books of account , ledgers  and journals related to the prior operation of the Seller’s business.

As of October 31, 2010, the Parent Company had not issued the share consideration contemplated by the Asset Purchase Agreement.  The Parent Company’s Certificate of Incorporation authorizes 200,000,000 shares of common stock, of which, as of October 31, 2010, all 200,000,000 shares were issued and outstanding.  As a result, the Parent Company is unable to issue the shares of common stock contemplated by the Asset Purchase Agreement until the number of the Parent Company’s authorized shares of common stock is increased.  An increase in the Parent Company’s authorized shares of common stock is dependent on the approval of the Parent Company’s shareholders.

On March 2, 2010, the parties to the Asset Purchase Agreement also entered into an Asset Acquisition Memorandum (the “Memorandum”).  The Memorandum provides, among other things, that the Parent Company is required to invest a minimum of $500,000 within six months of the closing date of the Asset Acquisition into New A.C. LaRocco, which payments may be made directly to New A.C. LaRocco or to anyone that the Seller and New A.C. LaRocco deem necessary.  As of October 31, 2010, the Parent Company had invested approximately $207,651 in New A.C. LaRocco.

The Memorandum further provides that a creditor of the Seller (the “Creditor”), is to maintain its priority security lien in all assets transferred in connection with the Asset Acquisition, including the AC LaRocco trade name and trademark logo until:

• New AC LaRocco and/or the Parent Company completes performance of all obligations to the Creditor, including without limitation, the repayment of all indebtedness to the Creditor assumed by New A.C. LaRocco and the Parent Company under a Secured Promissory Note dated July 6, 2007 in the original principal amount of $218,356.94 (and with a principal balance of $129,384.59 on March 2, 2010), under trade invoices and as otherwise advanced or paid by the Creditor for the benefit of the Parent Company and/or New A.C. LaRocco or on their behalf;

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

• The Creditor has no further commitment to the Parent Company and/or New A.C. LaRocco that could give rise to an obligation.

Upon payment of all indebtedness owed to the Creditor, the AC LaRocco name and logo would be transferred to New A.C. LaRocco Pizza Company in connection with the termination provisions of a Security Agreement executed in favor of the Creditor in connection with the Asset Acquisition.

Pursuant to the Memorandum, Clarence Scott and Karen Leffler are to maintain the AC LaRocco trade secrets and recipes until investment is made in full, at which point trade secrets and recipes are to be transferred to New A.C. LaRocco, subject to the aforementioned security interest.

NOTE  2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and reflect all adjustments, consisting of normal recurring adjustments, which management believes are necessary to fairly present the financial position, results of operations and cash flows of the Company as of and for the years ended October 31, 2010 and 2009.

Reclassifications

These consolidated financial statements include reclassification adjustments as of October 31, 2010 and 2009 to the accrued expenses, salaries and wages payable, interest, accrued payroll taxes, and notes payable for comparison purposes only.  These amounts have been reclassified on the balance sheet of the Company to accounts payable and notes payable, accordingly.  These reclassifications did not have any affect on the reported net loss for the year ended October 31, 2009.

Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting periods. Because of the use of estimates inherent in the financial reporting process, actual results may differ significantly from those estimates.

Cash and Cash Equivalents

The Company maintains cash balances in a non-interest bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

with a maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of October 31, 2010.

As of October 31, 2010, the bank account located in Spokane, Washington that the Parent Company is using for the operations of the New A.C. LaRocco is in the name of Take and Bake. Inc. dba AC LaRocco Pizza.

Net Loss Per Share Calculation

Basic net loss per common share ("EPS") is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period.   Diluted earnings per shares is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued.

The weighted-average number of common shares outstanding for computing basic EPS for the years ended October 31, 2010 and 2009 were 151,019,714 and 62,191,720 respectively.

Revenue Recognition and Sales Incentives

Sales are recognized when the earnings process is complete, which occurs when products are shipped in accordance with terms of agreements, title and risk of loss transfer to customers, collection is probable and pricing is fixed or determinable. Sales are reported net of sales incentives, which include trade discounts and promotions and certain coupon costs. Shipping and handling costs billed to customers are included in reported sales. Allowances for cash discounts are recorded in the period in which the related sale is recognized.

Accounts Receivable

The Company performs ongoing credit evaluations on existing and new customers daily. When it is determined that an amount included in accounts receivable is uncollectible it is written off as uncollectible.

As of October 31, 2010 and 2009, the allowance for doubtful accounts was $31,139 and zero, respectively.

Inventory

Inventory is valued at the lower of actual cost or market, utilizing the first-in, first-out method.  The Company provides write-downs for finished goods expected to become non-saleable due to age and specifically identifies and provides for slow moving products and packaging.

As of October 31, 2010 and 2009, the Company determined there was $0 and $86,591, respectively in obsolete inventory.  The amount in 2009 was charged to cost of goods sold.

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

Property and Equipment

Property and equipment is carried at cost and depreciated or amortized on a straight-line basis over their estimated useful life. The Company believes the asset lives assigned to its property and equipment is within the ranges/guidelines generally used in food manufacturing and distribution businesses.  Depreciation is provided for on a straight-line basis over the useful life of the assets of five years. Ordinary repairs and maintenance are expensed as incurred.

For the years ended October 31, 2010 and 2009, depreciation expense was $12,176 and $10,895, respectively

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid during the years ended October 31, 2010 and 2009, respectively.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Advertising

Advertising is expensed when incurred. For the years ended October 31, 2010 and 2009, advertising expense was $21,219 and $150, respectively.

Fair Value of Financial Instruments

The Company’s financial instruments, including cash, accounts receivable, and accounts payable are reflected in the accompanying consolidated financial statements at carrying value, which approximates fair value because of the short-term maturity of these instruments.

Impairment of Long-Lived Assets

Long-lived assets such as property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or the fair value less costs to sell, and are no longer depreciated. The assets and

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

liabilities of a disposal group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

For the year ended October 31, 2010, the Company recognized a loss of $24,760 on the disposal of assets.

Impairment of Goodwill

The Company performed its annual goodwill impairment test during the fourth quarter of the year ended October 31, 2010. In addition, if and when events or circumstances change that would more likely than not reduce the fair value of any of its wholly-owned subsidiaries below its carrying value, an interim test will be performed.   No interim test was performed.

Based upon a combination of factors including a lower stock price of the Company’s common stock since March 2, 2010, the New A.C LaRocco’s operating losses since March 2, 2010, and challenging macro-economic conditions, the Company concluded that sufficient indicators existed to require it to perform a goodwill impairment analysis.

Having determined that the goodwill was potentially impaired, the Company performed the second step of the goodwill impairment analysis.  All of the impairment was allocated to the goodwill rather than allocating any of the impairment to any unrecognized intangible assets because they are subject to security interests and liens by the Creditor and Contract Manufacturer of the New A.C. LaRocco.

As of October 31, 2010, the Company recognized a pre-tax non-cash goodwill impairment charge of $666,512, to write off all of the goodwill related to its AC LaRocco subsidiary.

The non-cash charge had no impact on the Company’s compliance with debt covenants, its cash flows or available liquidity.

Share-based compensation

The Company accounts for common stock issued to employees, directors, and consultants in accordance with the provisions of Stock Compensation. The compensation cost relating to share-based payment transactions will be recognized in the consolidated financial statements.  The cost associated with common stock issued to employees, directors and consultants will recognized, at fair value, on the date issued.  Awards granted to non-employee consultants will be subsequently re-measured to current fair value until performance is completed or a performance commitment exists.

For the years ended October 31, 2010 and 2009, the Company recognized $301,091 and $279,333 in stock issued for services.  The stock was valued at the closing price on the date issued less a 20% discount.

Accounting for Uncertain Tax Positions

The Parent Company and or its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state, and local jurisdictions. The Company is no longer subject to U.S. federal income tax

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

examination by tax authorities for the years prior to October 31, 2005.  With respect to state and local jurisdictions, with limited exception, the Parent Company and or its subsidiaries are no longer subject to income tax audits prior October 31, 2005.  In the normal course of business, the Company is subject to examination by various taxing authorities. Although the outcome of tax audits is always uncertain, the Company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that may result from these open tax years.

NOTE 3. ACCOUNTS PAYABLE

As of October 31, 2010 and 2009, the accounts payable was as follows:

	October 31, 2010	October 31, 2009
Account payable - trade	$831,299	$463,155
Accrued salaries wages	394,901	315,901
Accrued payroll taxes/penalties and interest	278,116	189,679
Total	$1,504,316	$968,735

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

NOTE 4.   NOTES PAYABLE -  RELATED PARTIES

As of October 31, 2010 and 2009, the notes payable – related parties were as follows:

	October 31, 2010	October 31, 2009
Convertible note dated February 11, 2008 with an original principal balance of $692,028 with a maturity date of February 10, 2010. $442,028 of this note was assigned to another related party and the balance except the remaining accrued interest was converted to common stock of the Company, The conversion rate is $.05 per share.	$31,096	$666,077

Convertible demand note dated April 16, 2010 with an original principal balance of $26,000; annual interest rate of 5%. The conversion rate is at the lower of $.01 per share; or 2) 20% discount to the weighted average of the 5 day closing Bid prices following the written notification of conversion.	26,729	-

Unreimbursed expenses paid on behalf of the Parent Company - no formal agreement and no repayment terms	64,212	54,694

Convertible note dated October 19, 2010 with an original principal balance of $36,000; annual interest rate of 10% with a maturity date of October 18, 2012. The conversion rate is the lesser of $.01 per common share or a price at a 20% discount of the average of the closing bid prices of the Common Stock during the five trading days prior to the Conversion Date.	36,130	-

Convertible note dated October 7, 2010 with an original principal balance of $20,000; annual interest rate of 10% with a maturity date of October 6, 2012. The conversion rate is the lesser of $.01 per common share or a price at a 20% discount of the average of the closing bid prices of the Common Stock during the five trading days prior to the Conversion Date.	20,139	-
Total	$178,307	$720,771
Less: long-term portion	56,270	720,771

Total notes payable - related parties, current	$122,037	$-

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

NOTE 5.  NOTES PAYABLE

As of October 31, 2010 and 2009, the notes payable were as follows:

		October 31, 2010	October 31, 2009
Convertible note dated October 6, 2008 with an original principal balance of $63,000 with a maturity date of January 4, 2009; annual interest at a rate of 12.5%. The lender received 500,000 shares of restricted common stock of the Company.	(1)	$22,925	$24,339

Convertible note dated October 1, 2005 with an original principal balance of $15,000 with a maturity date of April 1, 2007; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.50 per share.	(1)	25,124	22,702

Convertible note dated October 1, 2005 with an original principal balance of $30,000 with a maturity date of April 1, 2007; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.50 per share.	(1)	45,250	42,250

Convertible note dated October 1, 2005 with an original principal balance of $15,000 with a maturity date of April 1, 2007; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.50 per share.	(1)	22,625	21,125

Convertible note dated June 14, 2007 with an original principal balance of $15,000 with a maturity date of June 14, 2009; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.50 per share or a 25% discount of the market price of the Company's common shares.		20,250	18,750

Convertible note dated April 17, 2007 with an original principal balance of $20,000 with a maturity date of April 17, 2009; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.45 per share or a 35% discount of the market price of the Company's common shares.		27,000	25,000

Convertible note dated July 20, 2005 with an original principal balance of $10,000 with a maturity date of January 20, 2007; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.50 per share.		15,250	14,250

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

Convertible note dated May 26, 2005 with an original principal balance of $20,000 with a maturity date of November 26, 2007; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.50 per share.

	30,833	28,833

Convertible note dated September 19, 2006 with an original principal balance of $100,000 with a maturity date of September 19, 2008; annual interest at a rate of 12%. The note is convertible into common shares at any time at the option of the lender or the Company.

	103,874	99,408

Convertible note dated February 26, 2007 with an original principal balance of $30,000 with a maturity date of February 26, 2009; annual interest at a rate of 12%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.50 per share or a 35% discount of the market price of the Company's common shares.

	41,000	38,000
Convertible note dated December 23, 2006 with an original principal balance of $18,000 with a maturity date of December 23, 2008; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.95 per share for a total of 18,948 shares.	25,200	23,400

Convertible note dated April 17, 2007 with an original principal balance of $15,000 with a maturity date of April 17, 2009; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.45 per share or a 35% discount of the marker price of the Company's common shares.	20,250	18,250

Convertible note dated January 29, 2007 with an original principal balance of $15,000 with a maturity date of January 29, 2009; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.95 per share for a total of 15,790 shares.	21,000	19,500

Convertible note dated November 30, 2006 with an original principal balance of $50,000 with a maturity date of November 30, 2008; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.85 per share for a total of 58,823 shares.	70,000	65,000

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

Convertible note dated November 13, 2008 with an original principal balance of $10,000 with a maturity date of February 11, 2009; annual interest at a rate of 12.5%.		-	7,217

Convertible note dated August 31, 2009 with an original principal balance of $15,000 with a maturity date of August 31, 2012; annual interest at a rate of 12%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.01 per share or a 20% discount of the marker price of the Company's common shares.	(1)	8,316	5,600

Convertible note dated August 26, 2009 with an original principal balance of $20,000 with a maturity date of August 26, 2012; annual interest at a rate of 12%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.01 per share or a 20% discount of the marker price of the Company's common shares.	(1)	23,105	22,400

Convertible note dated August 26, 2009 with an original principal balance of $20,000 with a maturity date of August 26, 2012; annual interest at a rate of 12%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.01 per share or a 20% discount of the marker price of the Company's common shares.	(1)	23,105	22,400

Convertible notes with an original principal balance of $476,668 ; annual interest at a rate of 10%. The note is convertible into common shares at any time at the option of the lender or the Company at a $0.01 per share or a 20% discount of the marker price of the Company's common shares.		522,975	5,127

Unreimbursed advances in June and July 2009 with an original amount of $4,000. There are no formal note agreements. The Company is accruing interest at an annual interest at a rate of 10%.		4,588	4,000

Convertible note dated September 17, 2010 with an original principal balance of $10,000 with a maturity date of September 17, 2011; annual interest at a rate of 8%. The note is convertible into common shares at any time at the option of the lender or the Company at a 50% discount of the average previous 10 days of the marker price of the Company's common shares.		10,000	-

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

Note payable dated July 6, 2007 with an original principal balance of $218,357 and a principal balance on March 2, 2010 of $129,385 with a maturity date of August 26, 2012; annual interest at a rate of 6%.	(1)	91,276	-

Note payable per asset purchase agreement dated March 2, 2010 with an original principal balance of $108,000 with monthly payments of $1,800 for a 60 month period; annual interest at a rate of 0%.		102,160	-

Total		1,276,106	527,551
Less: long - term portion		(131,336)	-
Total notes payable, current		$1,144,770	$527,551

(1) As of October 31, 2010, the CEO of the Parent Company has personally guaranteed $261,726 of the outstanding notes payable.

NOTE 6.  STOCKHOLDERS’ EQUITY

As of October 31, 2010 and 2009, the Parent Company had authorized 200,000,000 shares of Common Stock at par value of $0.0001 per share.

As of October 31, 2010 and 2009 there were 200,000,000 and 82,137,182 shares of common stock outstanding.

NOTE 7.  PROVISION FOR CORPORATE INCOME TAXES

The Company provides for income taxes by the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.  This also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company has approximately $1,950,000 in gross deferred tax assets at October 31, 2010, resulting from net operating loss carry forwards.  A valuation allowance has been recorded to fully offset these deferred tax assets because the future realization of the related income tax benefits is uncertain. Accordingly, the net provision for income taxes is zero as of October 31, 2010.

As of October 31, 2010, the Company has federal net operating loss carry forwards of approximately $5,000,000 available to offset future taxable income through 2031.

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

As of October 31 2010, the difference between the tax provision at the statutory federal income tax rate and the tax provision attributable to loss before income taxes is as follows (in percentages):

Statutory federal income tax rate	-34%
State taxes - net of federal benefits	-5%
Valuation allowance	39%
Income tax rate – net	0%

Fin 48 - Accounting for Uncertain Tax Positions

The Parent Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state, and local jurisdictions. The Company is no longer subject to U.S. federal income tax examination by tax authorities for the years prior to October 31, 2005.  With respect to state and local jurisdictions, with limited exception, the Parent Company and or its subsidiaries are no longer subject to income tax audits prior to October 31, 2005.  In the normal course of business, the Company is subject to examination by various taxing authorities. Although the outcome of tax audits is always uncertain, the Company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that may result from these open tax years.

Based on management’s review of the Company’s tax position, the Parent Company and subsidiaries had no significant unrecognized corporate tax liabilities as of October 31, 2010 and 2009 payable to the Internal Revenue Service due to the net operating loss carryforward, however, the Company had yet to file its 2005 through 2009 Federal, New Jersey nor New York Corporate Income Tax Returns.

NOTE 8.  UNPAID PAYROLL TAXES

As of October 31, 2010, the Company owed the Internal Revenue Service and New York State payroll related taxes in the amounts of $118,101 and $30,145, respectively, plus applicable interest and penalties.  The total amount due to both taxing authorities including penalties and interest as of October 31, 2010 was approximately $215,000 subject to further penalties and interest plus accruals on unpaid wages for a total of $278,116.  The Internal Revenue Service has placed a federal tax lien on all of the assets of the Company and has designated the balance owed as uncollectible at this time. The Company is currently negotiating a payment plan with the State of New York

As of October 31, 2010, the New A.C. LaRocco had not filed to do business in the State of Washington and had unpaid payroll taxes payable to the Internal Revenue Service and the State of Washington in an approximate amount of $35,000 including estimated penalties and interest for non-filing and non-payment.

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

NOTE 9.  OPERATING LEASES

Rent

As of October 31, 2010, the Parent Company maintains its office New York, New York.   There is no written office lease, however, the rent is approximately $750 per month for our current office location located in New York.  The Company maintains a limited amount of office equipment and does not lease any vehicles.

The New AC LaRocco maintains an office located in Spokane, Washington.  Monthly rent for this space is approximately $1,100 including common area charges. The office maintains a limited amount of office equipment and does not lease any vehicles.

For the years ended October 31, 2010 and 2009, rent expense was $38,340 and $0, respectively.

NOTE 10.  COMMITMENTS AND CONTINGENCIES

Unpaid Consideration

As of October 31, 2010, the Parent Company had $450,000 in unpaid consideration for the asset purchase agreement dated March 2, 2010 among the Parent Company,  Take and Bake, Inc., doing business as A.C. LaRocco Pizza Company, Clarence Scott and Karen Leffler in form of 15,000,000 shares of the Parent’s Company’s Common Stock.

As of October 31, 2010, the Parent Company did not have enough of its Common Stock authorized in order to issue the 15,000,000 common shares under the asset purchase agreement.

As of October 31, 2010, the $450,000 is reflected as a commitment in the consolidated balance sheet of the Company.

Unfunded Investment Commitment

The asset acquisition memorandum dated March 2, 2010 required the Parent Company to invest a minimum of $500,000 within six months after the date of the memorandum

As of October 31, 2010, the Parent Company invested $207,651 in the New AC LaRocco under this memorandum.

As of October 31, 2010, the balance of this unfunded investment commitment was $292,349.  This amount is not reflected as a commitment in the consolidated balance sheet of the Company.

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

NOTE  11.  THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Recently Issued Accounting Pronouncements

The Company does not expect any of the recently issued accounting pronouncements to have a material impact on its financial condition or results of operations.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162,” (“SFAS 168”).  SFAS 168 establishes the FASB Accounting Standards Codification (“Codification”) as the source of authoritative generally accepted accounting principles (“GAAP”) for nongovernmental entities.  The Codification does not change GAAP. Instead, it takes the thousands of individual pronouncements that currently comprise GAAP and reorganizes them into approximately ninety accounting topics, and displays all topics using a consistent structure.  Contents in each topic are further organized first by subtopic, then section and finally paragraph. The paragraph level is the only level that contains substantive content. Citing particular content in the Codification involves specifying the unique numeric path to the content through the topic, subtopic, section and paragraph structure. FASB suggests that all citations begin with “FASB ASC,” where ASC stands for Accounting Standards Codification. Changes to the ASC subsequent to June 30, 2009 are referred to as Accounting Standards Updates (“ASU”).

In conjunction with the issuance of SFAS 168, the FASB also issued its first Accounting Standards Update No. 2009-1, “Topic 105 –Generally Accepted Accounting Principles” (“ASU 2009-1”) which includes SFAS 168 in its entirety as a transition to the ASC.  ASU 2009-1 is effective for interim and annual periods ending after September 15, 2009 and will not have an impact on the Company’s financial position or results of operations but will change the referencing system for accounting standards.

As of October 31, 2010 and 2009, all citations to the various SFAS’ have been eliminated and will be replaced with FASB ASC as suggested by the FASB in future interim and annual financial statements except for any  references to FAS no. 123R, stock-based compensation.

NOTE 12.  LIQUIDITY, CAPITAL RESOURCES AND GOING CONCERN

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the continuation of operations, realization of assets and liquidation of liabilities in the ordinary course of business.

For the years ended October 31, 2010 and 2009, the Company reported a net loss of $2,015,518 and $756,425, respectively.

As of October 31, 2010, the Company maintained total assets of $181,483, total liabilities including long-term debt of $2,958,729; a commitment of $450,000 for the unpaid consideration for the asset purchase agreement dated March 2, 2010; and an unfunded investment commitment of $292,349 for the acquisition memorandum dated March 2, 2010 along with an accumulated deficit of $6,605,715.

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

Management believes that additional capital will be required to fund operations through the year ended October 31, 2011 and beyond, as it attempts to generate increasing revenue, and develop new products. Management intends to attempt to raise capital through additional equity offerings and debt obligations. The Company’s ability to raise additional common equity capital is dependent on the approval of the Company’s shareholders of an increase in the authorized common stock of the Company. There can be no assurance that the Company will be successful in obtaining financing at the level needed or on terms acceptable to the Company. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying annual financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company’s operations are subject to certain additional risks and uncertainties including, among others, dependence on outside suppliers and manufacturers, competition, dependence on its exclusive license and relationship with the licensor, uncertainties regarding patents and proprietary rights, dependence on key personnel, and other business risks. In addition, there is no assurance, assuming the Company is successful in raising additional capital that the Company will be successful in achieving profitability or positive cash flow.

NOTE 13.   SUBSEQUENT EVENTS

Dispute – Asset Purchase Agreement and Asset Memorandum Agreement

Take and Bake. Inc. dba AC LaRocco Pizza, (“Take and Bake”) a party to the Asset Purchase Agreement and Asset Acquisition Memorandum dated March 2, 2010, in December 2010, alleged, among other things, that the Parent Company has materially breached its agreement with Take and Bake, that the closing of the transactions on March 2, 2010 did not occur and that the Parent Company has not paid the asset purchase price.  Take and Bake further contends that it has the right to terminate its agreement with the Parent Company and is free to negotiate another deal with anyone with whom it desires to contract. In December 2010, Take and Bake requested that the Parent Company enter into a rescission agreement with respect to the above.

In February 2011, the Parent Company has been informed by the Creditor who holds a security interest in assets subject to above agreements, among other things, that if the Parent Company does not promptly resolve its dispute with the Seller and take certain other steps outlined by the Creditor that they will declare a default under its Secured Promissory Note and related agreements and foreclose on the assets and exercise all other rights granted to Creditor under those instruments and applicable commercial law.

The bank account located in Spokane, Washington that the Parent Company is using for the operations of the New A.C. LaRocco is in the name of Take and Bake. Inc. dba AC LaRocco Pizza.  In February 2011, the Creditor notified the Parent Company that it would not change the depository bank account under its lock box agreement until the parties to the above agreements resolve their dispute.

As of February 14, 2011, the date the annual consolidated financial statements were available to be published, there are no other subsequent events that are required to be recorded or disclosed in the accompanying financial statements as of and for the year ended October 31, 2010.

INDEX TO FINANCIAL STATEMENTS OF THE SELLER

Unaudited Financial Statements—Six Months Ended December 31, 2009

Audited Financial Statements—June 30, 2009 and 2008

Take and Bake, Inc.
Balance Sheets

	12/31/2009	June 30, 2009
	(Unaudited)	(Audited)
ASSETS
Current assets
Cash	$391	$594
Accounts receivable, net	64,608	45,158
Inventory	5,615	7,761
Total current assets	70,614	53,513

Fixed assets
Equipment, net	4,272	5,861

Total assets	$74,886	$59,374

LIABILITIES AND DEFICIENCY IN ASSETS
Current liabilities
Accounts payable, trade	$202,696	$150,350
Notes payable, demand notes	94,715	97,722
Notes payable	208,960	205,815
Total current liabilities	506,371	453,887

Total Liabilities	506,371	453,887

Commitments and Contingencies	-	-

Deficiency in assets
Preferred stock - no par value, 1,200,000 shares authorized;	-	-
zero issued and outstanding
Common stock - no par value, 3,200,000 shares authorized;
2,434,000 and 2,106,000 issued
and outstanding as December 31, 2009 and June 30, 2009	-	-
Additional paid in capital	1,424,000	1,096,000
Accumulated deficit	(1,855,485)	(1,490,513)
Total deficiency in assets	(431,485)	(394,513)

Total liabilities and deficiency in assets	$74,886	$59,374

The financial information presented herein has been prepared by management without audit by independent certified public accountants
See accompanying notes to financial statements

Take and Bake, Inc.
Statements of Operations

	For the three	For the six	For the three	For the six
	months ended	months ended	months ended	months ended
	December 31, 2009	December 31, 2009	December 31, 2008	December 31, 2008
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenue, net	$260,078	$465,001	321,121	$526,217

Cost of goods sold	224,031	389,654	290,710	467,113

Gross profit	36,047	75,347	30,411	59,104

Operating expenses
Sales and marketing expenses	340,460	351,247	19,364	49,330
General & administrative expenses	39,324	74,592	15,322	32,556

Total operating expenses	379,784	425,839	34,686	81,886

Income (loss) from operations	(343,737)	(350,492)	(4,275)	(22,782)

Other income (expenses)
Interest	(6,446)	(12,891)	(6,140)	(12,271)
Depreciation expense	(795)	(1,589)	(795)	(1,589)

Total other income (expenses)	(7,241)	(14,480)	(6,935)	(13,860)

Income (loss) before provision
for income taxes	$(350,978)	$(364,972)	$(11,210)	$(36,642)

Provision for income taxes	-	-	-	-

Net income (loss)	$(350,978)	$(364,972)	$(11,210)	$(36,642)

Basic and diluted earnings
(loss) per common share	$(0.17)	$(0.17)	$(0.01)	$(0.02)

Weighted average common shares
outstanding (basic and diluted)	2,116,600	2,111,300	2,013,200	2,011,600
The financial information presented herein has been prepared by management without audit by independent certified public accountants
See accompanying notes to financial statements

Take and Bake, Inc. Statements of Cash Flows

	For the six	For the six
	months ended	months ended
	December 31, 2009	December 31, 2008
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net income (loss)	$(364,972)	$(36,642)
Adjustments to reconcile net loss to cash
(used in) operating activities:
Stock issued for services	328,000	-
Depreciation	795	1,589
(Increase) decrease in assets:
Accounts receivable	(19,450)	(38,425)
Inventory	2,146	280
Increase (decrease) in liabilities:
Accounts payable and accrued interest	53,278	63,570

Cash flows (used in) operating activities	(203)	(9,628)

Cash flows from investing activities	-	-

Cash flows from financing activities	-	-

Net (decrease) in cash	(203)	(9,628)

Cash and cash equivalents, beginning of period	594	10,571

Cash and cash equivalents, end of period	$391	$943

Supplemental disclosure of cash flow information:
Taxes paid	-	-
Interest paid	$-	$-

The financial information presented herein has been prepared by management without audit by independent certified public accountants

See accompanying notes to financial statements

TAKE AND BAKE, INC.

NOTES TO UNAUDITED INTERIM

FINANCIAL STATEMENTS

December 31, 2009

NOTE 1.  GENERAL ORGANIZATION AND BUSINESS

Take and Bake Inc. (“the Company”) was formed on May 11, 1981 in State of Washington as a corporation that develops, sells and markets organic and natural frozen food products.  The Company’s products are distributed through local, regional and national supermarkets, retailers, distributors, brokers, and wholesalers.

Since May 11, 1981 (date of inception), the corporate name of the Company has been Take and Bake Inc.  When the Company registered the trade mark name of Cuci’s in the 1980’s, it operated several Take and Bake pizza outlets under the name Cuci’s Pizza Inc.  Officially, the name was Take and Bake Inc. d.b.a. Cuci’s Pizza Inc.  As of December 31, 2009, the Company was authorized to do business under the brand name; AC LaRocco Pizza Company.

As of December 31, 2009, the Company was not a development stage company.

The Company has limited capital resources and has experienced net losses and negative cash flows from operations and expects these conditions to continue for the foreseeable future.  As of December 31, 2009, the Company had approximately $400 cash available for operations.  Management believes that cash on hand as of December 31, 2009 is not sufficient to fund operations through December 31, 2010.  The Company will be required to raise additional funds to meet its short and long-term planned goals. There can be no assurance that such funds, if available at all, can be obtained on terms reasonable to the Company.

The financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company has limited revenue and without realization of additional capital, it would be unlikely for the Company to continue as a going concern. Our auditors have expressed substantial doubt that the Company will continue as a going concern as of June 30, 2009.

NOTE  2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited interim financial statements have been prepared in accordance with United States generally accepted accounting principles and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and reflect all adjustments, consisting of normal recurring adjustments, which management believes are necessary to fairly present the financial position, results of operations and cash flows of the Company for the respective periods presented.  The results of operations for an interim period are not necessarily indicative of the results that may be expected for any other interim period or the year as a whole. The accompanying unaudited interim consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto for the fiscal year ended June 30, 2009.

Revenue Recognition and Sales Incentives

Sales are recognized when the earnings process is complete, which occurs when products are shipped in accordance with terms of agreements, title and risk of loss transfer to customers, collection is probable and pricing is fixed or determinable. Sales are reported net of sales incentives, which include trade discounts and promotions and certain coupon costs. Shipping and handling costs billed to customers are included in reported sales. Allowances for cash discounts are recorded in the period in which the related sale is recognized.

Valuation of Accounts and Charge-backs Receivable

Management performs ongoing credit evaluations on existing and new customers daily. When it is determined that an amount included in accounts receivable is uncollectable it is written off as uncollectable. Credit losses have been within management’s expectations.

Bad Debt Expense

As of December 31, 2009 and June 30, 2009, the Company determined that $17,742 and $7,761 of the accounts receivable were determined to be uncollectible.  These amounts are recorded in general and administrative expenses as bad debt expense during the respective periods presented.

Inventory

Inventory is valued at the lower of actual cost or market, utilizing the first-in, first-out method.  Management provides write-downs for finished goods expected to become non- saleable due to age and specifically identify and provide for slow moving products and packaging.

As of December 31, 2009 and June 30, 2009, the inventory was $5,615 and $7,761.  The Company determined that no write-downs were necessary.

Property and Equipment

Property and equipment is carried at cost and depreciated or amortized on a straight-line basis over their estimated useful life.  Properties and their related assets are periodically reviewed to determine if any impairment exists. As of December 31, 2009, management believes no impairment exists on the carrying value of such assets. Ordinary repairs and maintenance are expensed as incurred.

For the six months ended December 31, 2009 and 2008, the depreciation expense was $1,589 and $1,589, respectively.

Earnings per Share

The basic earnings (loss) per share are defined as the amount of earnings for the period available to each share of common stock outstanding during the reporting period.  The diluted earnings per shares is the amount of earnings for the period available to each share of common stock outstanding during the reporting period and to each share that would have been outstanding assuming the issuance of common shares for all dilutive potential common shares outstanding during the reporting period.  The weighted average number of common shares outstanding is the number of shares determined by (a) the portion of time within a reporting period that common shares have been outstanding to (b) the total time in that period.  In computing diluted EPS, equivalent common shares are considered for all dilutive potential common shares. For the six months ended December 31, 2009 and 2008, the Company has not issued any options or warrants or similar securities.  For the six months ended December 31, 2009 and 2008, the Basic and Diluted Loss per Common Share was $(0.17) and $(0.02), respectively.

Dividends

The Company has not yet adopted any policy regarding payment of dividends.  For the six months ended December 31, 2009 and 2008, no dividends were declared and/or paid.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income (loss) in the financial statements.

Advertising

Advertising is expensed when incurred.  For the six months ended December 31, 2009 and 2008 advertising was $16,805 and $17,899, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.  LOANS PAYABLE – DEMAND NOTES

As of December 31, 2009 and June 30, 2009, the Company had two (2) credit facilities with a total commitment of $100,000 with a commercial bank.  The notes require interest at an annual rate of 12.75% and 18% respectively.  The interest is paid on a monthly basis.  The first note is a $97,000 line of credit, which is personally guaranteed by the President of the Company and carries a Small Business Administration (SBA) guaranty.  The second note is a $3,000 unsecured line of credit that is used for overdraft protection on the Company’s operating checking account.   As of December 31, 2009 and June 30, 2009, the principal balances on these demand notes were $94,715 and $97,722, respectively.

NOTE 4.  LOANS PAYABLE

As of December 31, 2009 and June 30, 2009, loans payable consisted of the following:

	12/31/2009	06/30/2009
	(Unaudited)	(Audited)

 1 - Note payable dated July 6, 2007 at an annual interest rate of 6%. Principal and  interest were due in 36 monthly installments of $6,642.84.  The collateral includes a security interest in all of the assets of the Company and an accounts receivable collection agreement dated July 6, 2007 wherein the creditor has control over the   Company's collections from accounts receivable.  As of December 31, 2009 and  June 30, 2009, the Company was only paying interest on this note. The original amount of the note was $218,357; during the year ended June 30, 2008 the Company paid $90,439 of principal on this note. (a)

	$127,918	$127,918

 2 - Note payable dated March 11, 2005 that originally was due on June 9, 2005; including a security interest in assets owned by the President of the Company at an annual interest rate of 10%.  As of December 31 2009 and June 30, 2009,  no payments were being made on this note agreement.

	42,777	40,707

3 - Note payable dated June 28, 2008 at an annual interest of 6%. Principal and accrued interest are due on June 27, 2013. Payments are subject to the
Company being profitable.	38,265	37,190

Total notes payable	$208,960	$205,815

As of December 31, 2009 and June 30, 2009, notes no. 1 & 2 were in default.

(a) This creditor is the contract manufacturer of the Company’s product lines.

NOTE 5.  STOCKHOLDERS’ EQUITY

As of December 31, 2009, the Company had 1,200,000 shares, zero par value, of undesignated preferred stock, authorized and none issued and outstanding.

As of December 31, 2009, the Company had 3,200,000 shares, zero par value, of common stock, authorized and 2,434,000 shares issued and outstanding.

NOTE 6.  STOCK ISSUED FOR SERVICES

During the six months ended December 31, 2009 the Company issued 328,000 of its common stock for services rendered on behalf of the Company.  The Company valued these shares at a per share price of $1.00.  The $328,000 is reflected in sales and marketing expense in the accompanying statements of operations.

During the six months ended December 31, 2008, the Company did not issue any of its common stock for services.

NOTE 7.  PROVISION FOR INCOME TAXES

The Company provides for income taxes by the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.  This also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company has approximately $631,000 in gross deferred tax assets at December 31, 2009, resulting from net operating loss carry forwards.  A valuation allowance has been recorded to fully offset these deferred tax assets because the future realization of the related income tax benefits is uncertain. Accordingly, the net provision for income taxes is zero as of December 31, 2009.  As of December 31, 2009, the Company has federal net operating loss carry forwards of approximately $1,855,485 available to offset future taxable income through 2029 subject to the filing of the Company’s United States Federal Income Tax Returns on a current basis and also subject to the change in control provisions under the Internal Revenue Code. As of December 31, 2009, the Company has not filed it Federal Income Tax returns for Fiscal Years ended in 2008 and 2009.

As of December 31, 2009, the difference between the tax provision at the statutory federal income tax rate and the tax provision attributable to loss before income taxes is as follows (in percentages):

Statutory federal income tax rate	-34%
State taxes - net of federal benefits (1)	-
Valuation allowance	34%
Income tax rate – net	0%

(1) As of December 31, 2009, there were no income taxes imposed by the State of Washington.

NOTE 8. COMMITMENTS AND AGREEMENTS

Office Lease

As of December 31, 2009, the Company leases office and warehouse facilities located in Spokane Valley, Washington.

On October 1, 2003, the Company entered into an operating lease agreement with an initial term of five (5) years ending on September 30, 2008. The lease requires $600 per month payment payable on the first of each calendar month.

The monthly lease payment is subject to a 3% per annum increase for the next four years. The Company has the option to extend the lease for an additional five (5) years. Rent requirements to be mutually agreed upon along with the pro-rata share of real estate taxes and property assessments. As of December 31, 2009, the Company continues to lease this space for its operations.

For the six months ended December 31, 2009 and 2008 rent expense was $6,422 and $6,961, respectively. These amounts include the base rent requirements under the lease agreement plus the Company’s pro-rata share of the real taxes and property assessments.

For the six months ended December 31, 2009 and 2008 the accrued and unpaid rent was $16,478 and $7,388, respectively.

NOTE  9.  THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Recently Issued Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162,” (“SFAS 168”).  SFAS 168 establishes the FASB Accounting Standards Codification (“Codification”) as the source of authoritative generally accepted accounting principles

(“GAAP”) for nongovernmental entities.  The Codification does not change GAAP. Instead, it takes the thousands of individual pronouncements that currently comprise GAAP and reorganizes them into approximately ninety accounting topics, and displays all topics using a consistent structure.  Contents in each topic are further organized first by subtopic, then section and finally paragraph. The paragraph level is the only level that contains substantive content.

Citing particular content in the Codification involves specifying the unique numeric path to the content through the topic, subtopic, section and paragraph structure. FASB suggests that all citations begin with “FASB ASC,” where ASC stands for Accounting Standards Codification. Changes to the ASC subsequent to June 30, 2009 are referred to as Accounting Standards Updates (“ASU”).

In conjunction with the issuance of SFAS 168, the FASB also issued its first Accounting Standards Update No. 2009-1, “Topic 105 –Generally Accepted Accounting Principles” (“ASU 2009-1”) which includes SFAS 168 in its entirety as a transition to the ASC.

ASU 2009-1 is effective for interim and annual periods ending after September 15, 2009 and will not have an impact on the Company’s financial position or results of operations but will change the referencing system for accounting standards.

As of December 31, 2009, all citations to the various SFAS’ have been eliminated and will be replaced with FASB ASC as suggested by the FASB in future interim and annual financial statements.

The Company does not expect any of the recently issued accounting pronouncements to have a material impact on its financial condition or results of operations.

NOTE 10.    LIQUIDITY AND CAPITAL RESOURCES – GOING CONCERN

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the continuation of operations, realization of assets and liquidation of liabilities in the ordinary course of business.

As reflected in the accompanying financial statements, the Company experienced a net loss of $364,972 for the six months ended December 31, 2009 along with an accumulated deficit of $1,855,485 as of December 31, 2009.

Management of the Company believes that additional capital will be required to fund operations through December 31, 2010 and beyond, as it attempts to generate increasing revenue, and develops new products.  There can be no assurance that the Company will be successful in obtaining financing at the level needed or on terms acceptable to the Company. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

For the six months ended December 31, 2009 and 2008, Company’s three largest customers represented approximately 60% and 57%, respectively, of the Company’s revenue.

The Company’s operations are subject to certain additional risks and uncertainties including, among others, dependence on outside suppliers and manufacturers, competition, dependence on key personnel, and other business risks. In addition, there is no assurance, assuming the Company is successful in raising additional capital that the Company will be successful in achieving profitability or positive cash flow.

NOTE 11.    SUBSEQUENT EVENTS

1)

On March 2, 2010, the Company entered into an Asset Purchase Agreement wherein the Company sold substantially all of its assets to Fresh Harvest Products, Inc. (“FRHV”)

The principal provisions of the Purchase Agreement include:

•

 Purchase Price: $108,000 payable over 60 months at the rate of $1,800 per month; plus 15,000,000 shares of the FRHVs common stock and the assumption of certain liabilities.

•

 Assets Purchased include: Product inventory and supplies; office furniture, office equipment, computer equipment and other machinery and equipment; fixtures and leasehold improvements, trademarks, trademark applications, trade names, service marks, telephone numbers, contracts, leases, licenses, insurance policies, fidelity and contract bonds, and other assets related to the pizza business.

•

 Assets Excluded include: cash and cash equivalents and judgments, as well as all receivables due the Company on March 2, 2010 (closing) or earned within 60 days of the closing; all checkbooks,  stubs,  books of account, ledgers  and accounting journals related to the Pizza operation; and accounts receivable resulting from litigation initiated by the Company prior to the closing.

2)

On March 2, 2010, the parties to the Asset Purchase Agreement also entered into an Asset Acquisition Memorandum (the “Memorandum”).  The Memorandum provides, among other things, that the Fresh Harvest Products, Inc. (“Fresh Harvest”) is required to invest a minimum of $500,000 within six months of the closing date of the Asset Acquisition into New A.C. LaRocco, which payments may be made directly to New A.C. LaRocco or to anyone that the Company and New A.C. LaRocco deem necessary.

The Memorandum further provides that a creditor of the Company (the “Creditor”), is to maintain its priority security lien in all assets transferred in connection with the Asset Acquisition, including the AC LaRocco trade name and trademark logo until:

•

New AC LaRocco and/or Fresh Harvest completes performance of all obligations to the Creditor, including without limitation, the repayment of all indebtedness to the Creditor assumed by New A.C. LaRocco and Fresh Harvest under a Secured Promissory Note dated July 6, 2007 in the original principal amount of $218,356.94 (and with a principal balance of $129,384.59 on March 2, 2010), under trade invoices and as otherwise advanced or paid by the Creditor for the benefit of Fresh Harvest and/or New A.C. LaRocco or on their behalf;

•

The Creditor has no further commitment to Fresh Harvest and/or New A.C. LaRocco that could give rise to an obligation.

Upon payment of all indebtedness owed to the Creditor, the AC LaRocco name and logo would be transferred to New A.C. LaRocco Pizza Company in connection with the termination provisions of a Security Agreement executed in favor of the Creditor in connection with the Asset Acquisition.

Pursuant to the Memorandum, Clarence Scott and Karen Leffler are to maintain the AC LaRocco trade secrets and recipes until investment is made in full, at which point trade secrets and recipes are to be transferred to New A.C. LaRocco, subject to the aforementioned security interest.

The Company now alleges, among other things, that Fresh Harvest has materially breached its agreement with the Seller, that the closing of the transactions described above did not occur and that Fresh Harvest Products, Inc. has not paid the asset purchase price.  The Company further contends that it has the right to terminate its agreement with Fresh Harvest Products, Inc. and is free to negotiate another deal with anyone with whom it desires to contract. The Company has requested that Fresh Harvest enter into a rescission agreement with respect to the above described transaction.

Fresh Harvest has been informed by the Creditor, among other things, that if Fresh Harvest does not promptly resolve its dispute with the Company that the Creditor will declare a default under its Secured Promissory Note and related agreements and foreclose on the assets and exercise all other rights granted to Creditor under those instruments and applicable commercial law.

The foregoing description of the terms of the Asset Purchase Agreement and the Memorandum are not complete and are qualified in their entirety by reference to the Asset Purchase Agreement and the Memorandum, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to the Amended Form 8-K being filed by Fresh Harvest Products, Inc.

The Company has evaluated events and transactions that occurred subsequent to June 30, 2009 through February 11, 2011, the date the financial statements were available to be issued, for potential recognition or disclosure in the accompanying financial statements. Other than the disclosures above, management of the Company did not identify any events or transactions that should be recognized or disclosed in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Take and Bake, Inc.

Spokane Valley, Washington

We have audited the accompanying balance sheets of Take and Bake, Inc. (the “Company”) as of June 30, 2009 and 2008, and the related statements of operations, changes in deficiency of assets, and cash flows for the two years ended June 30, 2009. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2009 and 2008, and the results of its operations and its cash flows for the years ended June 30, 2009 and 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note no. 10 to the financial statements, the Company experienced a net loss of $139,695 and $235,288 for the years ended June 30, 2009 and 2008 along with an accumulated deficit of $1,490,513 as of June 30, 2009. The Company’s ability to continue as a going concern is dependent upon its ability to achieve profitable operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Conner & Associates, PC

CONNER & ASSOCIATES, PC

Newtown, Pennsylvania

11 February 2011

Take and Bake, Inc.
Balance Sheets

	June 30, 2009	June 30, 2008
ASSETS
Current assets
Cash	$594	$10,571
Accounts receivable, net	45,158	57,099
Inventory	7,761	7,854
Total current assets	53,513	75,524

Fixed assets
Equipment, net	5,861	7,534

Total assets	$59,374	$83,058

LIABILITIES AND DEFICIENCY IN ASSETS
Current liabilities
Accounts payable, trade	$150,350	$134,891
Notes payable, demand notes	97,722	99,086
Notes payable	205,815	199,899
Total current liabilities	453,887	433,876

Total Liabilities	453,887	433,876

Commitments and Contingencies	-	-

Deficiency in assets
Preferred stock - no par value, 1,200,000 shares authorized;	-	-
zero issued and outstanding
Common stock - no par value, 3,200,000 shares authorized;
2,106,000 and 2,010,000 issued
and outstanding as of June 30, 2009 and 2008	-	-
Additional paid in capital	1,096,000	1,000,000
Accumulated deficit	(1,490,513)	(1,350,818)
Total deficiency in assets	(394,513)	(350,818)

Total liabilities and deficiency in assets	$59,374	$83,058

See accompanying notes to financial statements

Take and Bake, Inc.
Statements of Operations

	For the	For the
	year ended	year ended
	June 30, 2009	June 30, 2008

Revenue, net	$1,010,662	$964,146

Cost of goods sold	843,120	892,169

Gross profit	167,542	71,977

Operating expenses
Sales and marketing expenses	180,188	118,848
General & administrative expenses	92,320	151,282
Legal and professional fees	3,008	10,209

Total operating expenses	275,516	280,339

Income (loss) from operations	(107,974)	(208,362)

Other income (expenses)
Interest	(28,543)	(24,365)
Depreciation expense	(3,178)	(2,561)

Total other income (expenses)	(31,721)	(26,926)

Income (loss) before provision for income taxes	$(139,695)	$(235,288)

Provision for income taxes	-	-

Net income (loss)	$(139,695)	$(235,288)

Basic and Diluted Earnings (loss) per common share	$(0.07)	$(0.12)

Weighted average common shares outstanding (basic and diluted)	2,010,822	2,010,000

See accompanying notes to financial statements

Take and Bake, Inc.
Statements of Changes in Deficiency in Assets
For the years ended June 30, 2009 and 2008

					Additional
	Preferred Stock		Common Stock		Paid-in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total

Balance, June 30, 2007	-	$-	2,010,000	$-	$1,000,000	$(1,115,530)	$(115,530)

Net loss	-	-	-	-	-	(235,288)	(235,288)

Balance, June 30, 2008	-	$-	2,010,000	$-	$1,000,000	$(1,350,818)	$(350,818)

Issuance of common stock
for services rendered	-	-	96,000	-	96,000	-	96,000

Net loss	-	-	-	-	-	(139,695)	(139,695)

Balance, June 30, 2009	-	$-	2,106,000	$-	$1,096,000	$(1,490,513)	$(394,513)

See accompanying notes to financial statements

Take and Bake, Inc.
Statements of Cash Flows

	For the year	For the year
	ended	ended
	June 30, 2009	June 30, 2008
Cash flows from operating activities
Net income (loss)	$(139,695)	$(235,288)
Adjustments to reconcile net loss to cash
provided by (used in) operating activities:
Stock issued for services	96,000	-
Depreciation	3,178	2,561
(Increase) decrease in assets:
Accounts receivable	11,941	139,160
Inventory	93	92,795
Other assets	-	26,409
Increase (decrease) in liabilities:
Accounts payable and accrued interest	20,011	(19,854)

Cash flows provided by (used in) operating activities	(8,472)	5,783

Cash flows from investing activities
Purchase of fixed assets	(1,505)	-

Cash flows (used in) investing activities	(1,505)	-

Cash flows from financing activities	-	-

Net increase (decrease) in cash	(9,977)	5,783

Cash and cash equivalents, beginning of year	10,571	4,788

Cash and cash equivalents, end of year	$594	$10,571

Supplemental disclosure of cash flow information:
Taxes paid	$-	$-
Interest paid	$-	$-

See accompanying notes to financial statements

TAKE AND BAKE INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2009

NOTE 1.  GENERAL ORGANIZATION AND BUSINESS

Take and Bake Inc. (“the Company”) was formed on May 11, 1981 in State of Washington as a corporation that develops, sells and markets organic and natural frozen food products.  The Company’s products are distributed through local, regional and national supermarkets, retailers, distributors, brokers, and wholesalers.

Since May 11, 1981 (date of inception), the corporate name of the Company has been Take and Bake Inc.  When the Company registered the trade mark name of Cuci’s in the 1980’s, it operated several Take and Bake pizza outlets under the name Cuci’s Pizza Inc.  Officially, the name was Take and Bake Inc. d.b.a. Cuci’s Pizza Inc.  As of June 30, 2009 and 2008, the Company was authorized to do business under the brand name; AC LaRocco Pizza Company.

The Company has limited capital resources and has experienced net losses and negative cash flows from operations and expects these conditions to continue for the foreseeable future.  As of June 30, 2009, the Company had approximately $600 cash available for operations.  Management believes that cash on hand as of June 30, 2009 is not sufficient to fund operations through June 30, 2010.  The Company will be required to raise additional funds to meet its short and long-term planned goals. There can be no assurance that such funds, if available at all, can be obtained on terms reasonable to the Company.

The financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company has limited revenue and without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

NOTE  2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States. The policies below have been identified as the critical accounting policies the Company uses which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the accompanying financial statements and amounts of income and expenses during the reporting periods presented. Our critical accounting policies are as follows:

Cash and Cash Equivalents

The Company maintains cash balances in a non-interest bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents. As of June 30, 2009, there were no cash equivalents.

Revenue Recognition and Sales Incentives

Sales are recognized when the earnings process is complete, which occurs when products are shipped in accordance with terms of agreements, title and risk of loss transfer to customers, collection is probable and pricing is fixed or determinable. Sales are reported net of sales incentives, which include trade discounts and promotions and certain coupon costs. Shipping and handling costs billed to customers are included in reported sales. Allowances for cash discounts are recorded in the period in which the related sale is recognized.

Valuation of Accounts and Charge-backs Receivable

Management performs ongoing credit evaluations on existing and new customers daily. When it is determined that an amount included in accounts receivable is uncollectable it is written off as uncollectable. Credit losses have been within management’s expectations.

Bad Debt Expense

As of June 30, 2009 and 2008, the Company determined that $9,850 and $41,378 of the accounts receivable were determined to be uncollectible.  These amounts are recorded in general and administrative expenses as bad debt expense.

Inventory

Inventory is valued at the lower of actual cost or market, utilizing the first-in, first-out method.  Management provides write-downs for finished goods expected to become non- saleable due to age and specifically identify and provide for slow moving products and packaging.

As of June 30, 2009 and 2008, the inventory was $7,761 and $7,854, respectively, and the Company determined that no write-downs were necessary.

Property and Equipment

Property and equipment is carried at cost and depreciated or amortized on a straight-line basis over their estimated useful life.  Properties and their related assets are periodically reviewed to determine if any impairment exists. As of June 30, 2009, management believes no impairment exists on the carrying value of such assets. Ordinary repairs and maintenance are expensed as incurred.

For the years ended June 30, 2009 and 2008, the depreciation expense was $3,178 and $2,561, respectively.

Earnings per Share

The basic earnings (loss) per share are defined as the amount of earnings for the period available to each share of common stock outstanding during the reporting period.  The diluted earnings per shares is the amount of earnings for the period available to each share of common stock outstanding during the reporting period and to each share that would have been outstanding assuming the issuance of common shares for all dilutive potential common shares outstanding during the reporting period.  The weighted average number of common shares outstanding is the number of shares determined by (a) the portion of time within a reporting period that common shares have been outstanding to (b) the total time in that period.  In computing diluted EPS, equivalent common shares are considered for all dilutive potential common shares.

For the years ended June 30, 2009 and 2008, the Company has not issued any options or warrants or similar securities.

For the years ended June 30, 2009 and 2008, the Basic and Diluted Loss per Common Share was $(0.07) and $(0.12), respectively.

Dividends

The Company has not yet adopted any policy regarding payment of dividends.  For the years ended June 30, 2009 and 2008, no dividends were declared and/or paid.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income (loss) in the financial statements.

Advertising

Advertising is expensed when incurred.  For the years ended June 30, 2009 and 2008 advertising was $38,240 and $78,931, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.  LOANS PAYABLE – DEMAND NOTES

As of June 30, 2009 and 2008, the Company had two (2) credit facilities with a total commitment of $100,000 with a commercial bank.  The notes require interest at an annual rate of 12.75% and 18% respectively.  The interest is paid on a monthly basis.  The first note is a $97,000 line of credit, which is personally guaranteed by the President of the Company and carries a Small Business Administration (SBA) guaranty.  The second note is a $3,000 unsecured line of credit that is used for overdraft protection on the Company’s operating checking account.

As of June 30, 2009 and 2008, the principal balances on these demand notes were $97,722 and $99,086, respectively.

NOTE 4.  LOANS PAYABLE

As of June 30, 2009 and 2008, loans payable consisted of the following:

	06/30/2009	06/30/2008

 1 - Note payable dated July 6, 2007 at an annual interest rate of 6%. Principal and  interest was due in 36 monthly installments of $6,642.84.  The collateral includes a a security interest in all of the assets of the Company and an accounts receivable  collection agreement dated July 6, 2007 wherein the creditor has control over the  Company's collections from accounts receivable.  As of June 30, 2009 and 2008, the Company was only paying interest on this note.  The original amount of the note was $218,357; during the year ended June 30, 2008 the Company paid $90,439 of principal on this note. (a)

	$127,918	$127,918

2 - Note payable dated March 11, 2005 that originally was due on June 9, 2005;
including a security interest in assets owned by the President of the Company at an annual interest rate of 10%. As of June 30, 2009 and 2008, no payments
were being made on this note agreement.	40,707	36,896

3 - Note payable dated June 28, 2008 at an annual interest of 6%. Principal and accrued interest is due on June 27, 2013. Payments are subject to the
Company being profitable.	37,190	35,085

Total notes payable	$205,815	$199,899

As of June 30, 2009 and 2008, notes no. 1 & 2 were in default. (a) (a) (a) This creditor is the contract manufacturer of the Company’s product lines.

NOTE 5.  STOCKHOLDERS’ EQUITY

As of June 30, 2009 and 2008, the Company had 1,200,000 shares, zero par value, of undesignated preferred stock, authorized and none issued and outstanding.

As of June 30, 2009 and 2008, the Company had 3,200,000 shares, zero par value, of common stock, authorized and 2,106,000 and 2,010,000 shares issued and outstanding.

NOTE 6.  STOCK ISSUED FOR SERVICES

During the year ended June 30, 2009, the Company issued 96,000 of its common stock for services rendered on behalf of the Company.  The Company valued these shares at a per share price of $1.00.  The $96,000 is reflected in sales and marketing expense in the accompanying statements of operations.

During the year ended June 30, 2008, the Company did not issue any of its common stock for services.

NOTE 7.  PROVISION FOR INCOME TAXES

The Company provides for income taxes by the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.  This also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company has approximately $506,000 in gross deferred tax assets at June 30, 2009, resulting from net operating loss carry forwards.  A valuation allowance has been recorded to fully offset these deferred tax assets because the future realization of the related income tax benefits is uncertain. Accordingly, the net provision for income taxes is zero as of June 30, 2009.  As of June 30, 2009, the Company has federal net operating loss carry forwards of approximately $1,490,513 available to offset future taxable income through 2029 subject to the filing of the Company’s United States Federal Income Tax Returns on a current basis and also subject to the change in control provisions under the Internal Revenue Code. As of June 30, 2009, the Company has not filed it Federal Income Tax returns for Fiscal Years ended in 2008 and 2009.

As of June 30, 2009, the difference between the tax provision at the statutory federal income tax rate and the tax provision attributable to loss before income taxes is as follows (in percentages):

Statutory federal income tax rate	-34%
State taxes - net of federal benefits (1)	-
Valuation allowance	34%
Income tax rate – net	0%

(1) As of June 30, 2009, there were no income taxes imposed by the State of Washington.

NOTE 8. COMMITMENTS AND AGREEMENTS

Office Lease

As of June 30, 2009 and 2008, the Company leases office and warehouse facilities located in Spokane Valley, Washington.

On October 1, 2003, the Company entered into an operating lease agreement with an initial term of five (5) years ending on September 30, 2008. The lease requires $600 per month payment payable on the first of each calendar month.

The monthly lease payment is subject to a 3% per annum increase for the next four years. The Company has the option to extend the lease for an additional five (5) years. Rent requirements are to be mutually agreed upon along with the pro-rata share of real estate taxes and property assessments. As of June 30, 2009, the Company continues to lease this space for its operations.

For the years ended June 30, 2009 and 2008 rent expense was $12,491 and $10,236, respectively. These amounts include the base rent requirements under the lease agreement plus the Company’s pro-rata share of the real taxes and property assessments.

For the years ended June 30, 2009 and 2008 the accrued and unpaid rent was $9,265 and $1,648, respectively.

NOTE  9.  THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Recently Issued Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162,” (“SFAS 168”).  SFAS 168 establishes the FASB Accounting Standards Codification (“Codification”) as the source of authoritative generally accepted accounting principles

(“GAAP”) for nongovernmental entities.  The Codification does not change GAAP. Instead, it takes the thousands of individual pronouncements that currently comprise GAAP and reorganizes them into approximately ninety accounting topics, and displays all topics using a consistent structure.  Contents in each topic are further organized first by subtopic, then section and finally paragraph. The paragraph level is the only level that contains substantive content.

Citing particular content in the Codification involves specifying the unique numeric path to the content through the topic, subtopic, section and paragraph structure. FASB suggests that all citations begin with “FASB ASC,” where ASC stands for Accounting Standards Codification. Changes to the ASC subsequent to June 30, 2009 are referred to as Accounting Standards Updates (“ASU”).

In conjunction with the issuance of SFAS 168, the FASB also issued its first Accounting Standards Update No. 2009-1, “Topic 105 –Generally Accepted Accounting Principles” (“ASU 2009-1”) which includes SFAS 168 in its entirety as a transition to the ASC.

ASU 2009-1 is effective for interim and annual periods ending after September 15, 2009 and will not have an impact on the Company’s financial position or results of operations but will change the referencing system for accounting standards.

As of June 30, 2009, all citations to the various SFAS’ have been eliminated and will be replaced with FASB ASC as suggested by the FASB in future interim and annual financial statements.

The Company does not expect any of the recently issued accounting pronouncements to have a material impact on its financial condition or results of operations.

NOTE 10.    LIQUIDITY AND CAPITAL RESOURCES – GOING CONCERN

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the continuation of operations, realization of assets and liquidation of liabilities in the ordinary course of business.

As reflected in the accompanying financial statements, the Company experienced a net loss of $139,695 and $235,288 for the years ended June 30, 2009 and 2008 along with an accumulated deficit of $1,490,513 as of June 30, 2009.

Management of the Company believes that additional capital will be required to fund operations through the year ended June 30, 2010 and beyond, as it attempts to generate increasing revenue, and develops new products.  There can be no assurance that the Company will be successful in obtaining financing at the level needed or on terms acceptable to the Company. These conditions raise substantial doubt about the

Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

For the years ended June 30, 2009 and 2008, Company’s three largest customers represented approximately 60% and 57%, respectively, of the Company’s revenue.

The Company’s operations are subject to certain additional risks and uncertainties including, among others, dependence on outside suppliers and manufacturers, competition, dependence on key personnel, and other business risks. In addition, there is no assurance, assuming the Company is successful in raising additional capital that the Company will be successful in achieving profitability or positive cash flow.

NOTE 11.    SUBSEQUENT EVENTS

1)

On March 2, 2010, the Company entered into an Asset Purchase Agreement wherein the Company sold substantially all of its assets to Fresh Harvest Products, Inc. (“FRHV”)

The principal provisions of the Purchase Agreement include:

•

 Purchase Price: $108,000 payable over 60 months at the rate of $1,800 per month; plus 15,000,000 shares of the FRHVs common stock and the assumption of certain liabilities.

•

 Assets Purchased include: Product inventory and supplies; office furniture, office equipment, computer equipment and other machinery and equipment; fixtures and leasehold improvements, trademarks, trademark applications, trade names, service marks, telephone numbers, contracts, leases, licenses, insurance policies, fidelity and contract bonds, and other assets related to the pizza business.

•

 Assets Excluded include: cash and cash equivalents and judgments, as well as all receivables due the Company on March 2, 2010 (closing) or earned within 60 days of the closing; all checkbooks,  stubs,  books of account, ledgers  and accounting journals related to the Pizza operation; and accounts receivable resulting from litigation initiated by the Company prior to the closing.

2)

On March 2, 2010, the parties to the Asset Purchase Agreement also entered into an Asset Acquisition Memorandum (the “Memorandum”).  The Memorandum provides, among other things, that the Fresh Harvest Products, Inc. (“Fresh Harvest”) is required to invest a minimum of $500,000 within six months of the closing date of the Asset Acquisition into New A.C. LaRocco, which payments may be made directly to New A.C. LaRocco or to anyone that the Company and New A.C. LaRocco deem necessary.

The Memorandum further provides that a creditor of the Company (the “Creditor”), is to maintain its priority security lien in all assets transferred in connection with the Asset Acquisition, including the AC LaRocco trade name and trademark logo until:

•

New AC LaRocco and/or Fresh Harvest completes performance of all obligations to the Creditor, including without limitation, the repayment of all indebtedness to the Creditor assumed by New A.C. LaRocco and Fresh Harvest under a Secured Promissory Note dated July 6, 2007 in the original principal amount of $218,356.94 (and with a principal balance of $129,384.59 on March 2, 2010), under trade invoices and as otherwise advanced or paid by the Creditor for the benefit of Fresh Harvest and/or New A.C. LaRocco or on their behalf;

•

The Creditor has no further commitment to Fresh Harvest and/or New A.C. LaRocco that could give rise to an obligation.

Upon payment of all indebtedness owed to the Creditor, the AC LaRocco name and logo would be transferred to New A.C. LaRocco Pizza Company in connection with the termination provisions of a Security Agreement executed in favor of the Creditor in connection with the Asset Acquisition.

Pursuant to the Memorandum, Clarence Scott and Karen Leffler are to maintain the AC LaRocco trade secrets and recipes until investment is made in full, at which point trade secrets and recipes are to be transferred to New A.C. LaRocco, subject to the aforementioned security interest.

The Company now alleges, among other things, that Fresh Harvest has materially breached its agreement with the Seller, that the closing of the transactions described above did not occur and that Fresh Harvest Products, Inc. has not paid the asset purchase price.  The Company further contends that it has the right to terminate its agreement with Fresh Harvest Products, Inc. and is free to negotiate another deal with anyone with whom it desires to contract. The Company has requested that Fresh Harvest enter into a rescission agreement with respect to the above described transaction.

Fresh Harvest has been informed by the Creditor, among other things, that if Fresh Harvest does not promptly resolve its dispute with the Company that the Creditor will declare a default under its Secured Promissory Note and related agreements and foreclose on the assets and exercise all other rights granted to Creditor under those instruments and applicable commercial law.

The foregoing description of the terms of the Asset Purchase Agreement and the Memorandum are not complete and are qualified in their entirety by reference to the Asset Purchase Agreement and the Memorandum, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to the Amended Form 8-K being filed by Fresh Harvest Products, Inc.

The Company has evaluated events and transactions that occurred subsequent to June 30, 2009 through February 11, 2011, the date the financial statements were available to be issued, for potential recognition or disclosure in the accompanying financial statements. Other than the disclosures above, management of the Company did not identify any events or transactions that should be recognized or disclosed in the accompanying financial statements.

INDEX TO PRO FORMA FINANCIAL INFORMATION

Page

Pro-Forma Consolidated Balance Sheets – January 31, 2010	F-48
Pro-Forma Consolidated Statements of Operations – for the three months ended January 31, 2010	F-49
Notes to Pro-forma (Unaudited) Consolidated Financial Statements	F-50

Fresh Harvest Products, Inc. and Subsidiaries
Pro-Forma Consolidated Balance Sheets
January 31, 2010
	Fresh Harvest	AC		Pro-forma	Pro-forma
	Products, Inc.	LaRocco, Inc.		Adjustments	Consolidated
	(A)	(B)
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
ASSETS
Current assets
Cash	$1,474	$-		$-	$1,474
Accounts receivable, net	25,823	-		-	25,823
Inventory	37,461	11,076		-	48,537
Total current assets	64,758	11,076		-	$75,834
Fixed assets
Equipment, net	32,757	8,330			41,087
Other assets
Goodwill	-	666,512		-	666,512
Total assets	$97,515	$685,918		$-	$783,433

LIABILITIES AND DEFICIENCY IN ASSETS
Current liabilities
Accounts payable, trade	$52,509	$50,750		$-	$103,259
Accrued expenses	588,955	-		-	588,955
Loans payable, related parties	538,038	-		-	538,038
Accrued wages and related taxes payable	477,103	-		-	477,103
Notes payable, current portion	381,936	68,100		-	450,036
Due to/from subsidiary	-	-	(1)	450,000
			(2)	(450,000)	-
Total current liabilities	2,038,541	118,850		-	2,157,391
Long-term notes payable, net of current	-	167,818		-	167,818
Total Liabilities	2,038,541	286,668		-	2,325,209
Commitments and Contingencies	-	-			-

Deficiency in assets
Preferred stock - no par value, 1,200,000 shares
authorized; zero issued and outstanding	-	-		-	-
Common stock - $0.0001 par value, 200,000,000 shares
authorized; 134,282,396 issued and outstanding	13,429	-		-	13,429
Additional paid in capital	2,806,861	450,000	(1)	(450,000)
			(2)	450,000	3,256,861
Asset Acquisition - fees	-	(50,750)		-	(50,750)
Accumulated deficit	(4,761,316)	-		-	(4,761,316)
Total deficiency in assets	(1,941,026)	399,250		-	(1,541,776)
Total liabilities and deficiency in assets	$97,515	$685,918		$-	$783,433

The financial information presented herein has been prepared by management without audit and/or review by independent certified public accountants
See accompanying notes to the proforma financial information

Fresh Harvest Products, Inc. and Subsidiaries
Pro-Forma Consolidated Statements of Operations
For the three months ended January 31, 2010

	Fresh Harvest	AC	Pro-forma	Pro-forma
	Products, Inc.	LaRocco, Inc.	Adjustments	Consolidated
	(A)	(C)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenue, net	$17,889	$527,499	$-	$545,388
				-
Cost of goods sold	8,687	446,724	-	455,411

Gross profit	9,202	80,775	-	89,977

Operating expenses
Salaries and wages	36,000	5,262		41,262
Sales and marketing expenses	31,706	40,737	-	72,443
Legal and professional fees	80,940	-		80,940
General & administrative expenses	2,573	73,705	-	76,278

Total operating expenses	151,219	119,704	-	270,923

Income (loss) from operations	(142,017)	(38,929)	-	(180,946)

Other income (expenses)
Interest	(25,949)	(7,428)	-	(33,377)
Depreciation expense	(2,853)	(795)	-	(3,648)

Total other income (expenses)	(28,802)	(8,223)	-	(37,025)

Income (loss) before provision
for income taxes	$(170,819)	$(47,152)	$-	(217,971)

Provision for income taxes	-	-	-	-

Net income (loss)	$(170,819)	$(47,152)	-	$(217,971)

Basic and diluted earnings
(loss) per common share	$(0.004)	$(0.019)	$-	$(0.005)

Weighted average common shares
outstanding (basic and diluted)	44,220,821	2,434,000	(2,434,000)	44,220,821

The financial information presented herein has been prepared by management without audit and/or review by independent certified public accountants
See accompanying notes to the proforma financial information

FRESH HARVEST PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO PRO-FORMA (UNAUDITED)

CONSOLIDATED FINANCIAL STATEMENTS

January 31, 2010

1.    BACKGROUND – PURCHASE AGREEMENT

On March 2, 2010, Take and Bake, Inc. d/b/a AC LaRocco Pizza Company (“Take and Bake”) entered into a purchase agreement wherein Take and Bake sold substantially all of its assets to Fresh Harvest Products, Inc. (“FRHV”)

The principal provisions of the purchase agreement include:

•

Purchase Price: $108,000 payable over 60 months at the rate of $1,800 per month; plus 15,000,000 shares of the FRHVs common stock and the assumption of certain liabilities.

•

Assets Purchased include: product inventory and supplies; office furniture, office equipment, computer equipment and other machinery and equipment; fixtures and leasehold improvements, trademarks, trademark applications, trade names, service marks, telephone numbers, contracts, leases, licenses, insurance policies, fidelity and contract bonds, and other assets related to the pizza business.

•

Assets Excluded include: cash and cash equivalents and judgments, as well as all receivables due the Company on March 2, 2010 (closing) or earned within 60 days of the closing; all checkbooks,  stubs,  books of account, ledgers  and accounting journals related to the Pizza operation; and accounts receivable resulting from litigation initiated by Take and Bake prior to the closing.

A copy of the purchase agreement is attached as Exhibit 10.1 filed with the SEC on April 30, 2010. The foregoing description of the purchase agreement is qualified in its entirety by reference to the full text of the exhibit to the Form 8-K.

2.    NOTES TO PRO-FORMA (UNAUDITED) CONSOLIDATED FINANCIAL STATEMENTS

NOTE A.

The financial information presented in the Pro-Forma Consolidated Balance Sheets as of January 31, 2010 and in the Pro-Forma Statements of Operations for the three months ended January 31, 2010 as they pertain to FRHV were derived from the Form 10-Q that FRHV filed with the SEC on March 22, 2010.

NOTE B.

The financial information presented in the Pro-Forma Consolidated Balance Sheets as of January 31, 2010 as they pertain to AC LaRocco, Inc. (“ACL”) was derived from the asset purchase agreement dated March 2, 2010 by and between FRHV and Take and Bake. ACL is a newly formed Delaware corporation that is a wholly-owned subsidiary of FRHV.  ACL owns all of the operating assets acquired by FRHV on March 2, 2010. The pro-forma financial information gives the effect of the asset acquisition as if the transaction had occurred on January 31, 2010; the last quarterly SEC reporting period for FRHV prior to March 2, 2010.

NOTE C.

The financial information presented in the Pro-Forma Consolidated Statements of Operations for the three months ended January 31, 2010 as they pertain to ACL are derived from the books and records of Take and Bake. This information is only being presented for pro-forma purposes.  Considering that the transaction on March 2, 2010 was an asset acquisition and not a reverse merger, no historical financial statements for Take and Bake will be presented in any consolidated financial statements for FRHV going forward from March 2, 2010.

2.     PRO-FORMA ADJUSTMENTS

ADJUSTMENT 1.

As part of the consideration paid under the March 2, 2010 purchase agreement, 15,000,000 shares of FRHV’s common stock is to be issued for total consideration of $450,000; the open/close and average stock price of FRHV, as quoted on the OTCBB, on March 2, 2010 was $0.03 per common share. This entry is to record the pending issuance of the 15,000,000 shares of FRHV’s common stock.

ADJUSTMENT 2.

This is the entry in consolidation to eliminate the due to/from subsidiary as of January 31, 2010 giving effect to the pending issuance of the 15,000,000 shares of FRHV’s common stock.

EXHIBIT A

New Jersey Division of Revenue
Certificate of Amendment to the Certificate of Incorporation
(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2(4) and Section 14A:9-4(3), Corporations, General, of the New Jersey Statutes, the undersigned corporation hereby executes the following Certificate of Amendment to its Certificate of Incorporation:

1.

The name of the corporation is:  Fresh Harvest Products, Inc.

2.

The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the ____ day of __________, 20__.

Resolved, that Article 5 of the corporation’s Certificate of Incorporation be amended to read as follows:

The capital stock of the corporation shall consist of 2,000,000,000 shares of common stock, $0.0001 par value per share, and 50,000,000 shares of preferred stock, $0.0001 par value per share.

3.

The number of shares outstanding at the time of the adoption of the amendment was: 200,000,000 shares of common stock and ______________ shares of preferred stock.

The total number of shares entitled to vote thereon was:  200,000,000 shares of common stock and ______________ shares of preferred stock.

4.

The number of shares voting for and against such amendment is as follows:

Number of Shares Voting for Amendment

Number of Shares Voting Against Amendment

BY:

Michael J. Friedman

President and Chief Executive Officer

Dated this ___ day of __________________, 20__.

A-1

EXHIBIT B

CERTIFICATE OF DESIGNATIONS

(d) "Preferred Stock" means the Corporation's preferred stock, par value $0.0001 per share.

(e) "Recapitalization" shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

(f) "Series A Base Price" shall mean One Hundred Dollars ($100.00) (subject to adjustment from time to time for Recapitalizations as set forth elsewhere herein).

3. Dividends.

Any dividends (other than dividends on Common Stock payable solely in Common Stock or dividends on the Series A Preferred Stock payable solely in Series A Preferred Stock) declared or paid in any fiscal year shall be declared or paid among the holders of the Series A Preferred Stock and Common Stock then outstanding in proportion to the greatest whole number of shares of Common Stock which would be held by each such holder if all shares of Series A Preferred Stock were converted at the then-effective Conversion Rate (as defined below). Notwithstanding the foregoing, the Board of Directors is under no obligation to declare dividends, no rights shall accrue to the holders of the Series A Preferred Stock if dividends are not declared, and any dividends declared shall be noncumulative.

4. Liquidation Rights.

(b) Shares not Treated as Both Series A Preferred Stock and Common Stock in any Distribution. Shares of Series A Preferred Stock shall not be entitled to be converted into shares of Common Stock in order to participate in any distribution, or series of distributions, as shares of Common Stock, without first foregoing participation in the distribution, or series of distributions, as shares of Series A Preferred Stock.

(c) Reorganization. For purposes of this Section 4, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (a) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions to which the Corporation is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Corporation outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Corporation held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving

2

entity outstanding immediately after such transaction or series of transactions; (b) a sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation; or (c) any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. Notwithstanding the foregoing, no issuance of shares of Series A Preferred Stock (or any shares of Common Stock upon the conversion of shares of Series A Preferred Stock) by the Corporation shall constitute a liquidation, dissolution or winding up of the Corporation.

(d) Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors, except that any securities to be distributed to stockholders in a liquidation, dissolution, or winding up of the Corporation shall be valued as follows:

(i) If the securities are then traded on a national securities exchange, then the value of the securities shall be deemed to be the average of the closing prices of the securities on such exchange over the ten (10) trading day period ending five (5) trading days prior to the distribution;

(ii) if the securities are actively traded over-the-counter, then the value of the securities shall be deemed to be the average of the closing bid prices of the securities over the ten (10) trading day period ending five (5) trading days prior to the distribution; and

(iii) if the securities are not traded on a national securities exchange or actively traded over-the-counter, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

In the event of a merger or other acquisition of the Corporation by another entity, the distribution date shall be deemed to be the date such transaction closes.

5. Conversion Rights. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

(a) Right to Convert. Subject to the terms and conditions of this Certificate of Designations, upon and after the amendment of the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock to a number in excess of Two Hundred Million (200,000,000) (the "Conversion Amendment"), each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, into that number of fully-paid, nonassessable shares of Common Stock determined by dividing the Series A Base Price by the Conversion Price. The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted is hereinafter referred to as the "Conversion Rate". Upon

3

any decrease or increase in the Conversion Price, as described in this Section 5, the Conversion Rate shall be appropriately increased or decreased.

(b) Automatic Conversion. Subject to the Conversion Amendment, each share of Series A Preferred Stock shall automatically be converted into fully-paid, non-assessable shares of Common Stock at the then effective Conversion Rate for such share immediately upon the election of the Corporation (an "Automatic Conversion Event").

(c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of a share of Common Stock as determined by the Board of Directors. For such purpose, all shares of Series A Preferred Stock held by each holder of Series A Preferred Stock shall be aggregated, and any resulting fractional share of Common Stock shall be paid in cash. Before any holder of Series A Preferred Stock shall be entitled to convert the same into full shares of Common Stock, and to receive certificates therefor, he shall either (A) surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock or (B) notify the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, and shall give written notice to the Corporation at such office that he elects to convert the same; provided, however, that on the date of an Automatic Conversion Event, the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such Automatic Conversion Event unless either the certificates evidencing such shares of Series A Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. On the date of the occurrence of an Automatic Conversion Event, each holder of record of shares of Series A Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, notwithstanding that the certificates representing such shares of Series A Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Series A Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such holder.

(d) Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such

4

combination shall, concurrently with the effectiveness of such combination, be proportionately increased.

(e) Adjustments for Subdivisions or Combinations of Series A Preferred Stock. In the event the outstanding shares of Series A Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series A Preferred Stock, the Series A Base Price in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Series A Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series A Preferred Stock, the Series A Base Price in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately increased.

(f) Adjustments for Reclassification, Exchange and Substitution. Subject to Section 4 above, if the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive each holder of such Series A Preferred Stock shall have the right thereafter to convert such shares of Series A Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon conversion of such Series A Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(g) Waiver of Adjustment of Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of the majority of the outstanding shares of Series A Preferred Stock. Any such waiver shall bind all future holders of shares of Series A Preferred Stock.

5

APPENDIX A

REVOCABLE PROXY

FRESH HARVEST PRODUCTS, INC.

The undersigned hereby appoints Michael J. Friedman with full power of substitution, to act as proxy and to represent the undersigned at the Special Meeting of shareholders and to vote all shares of capital stock of Fresh Harvest Products, Inc. (the “Company”) which the undersigned is entitled to vote if personally present at said meeting to be held at the offices of Clear Trust Transfer located at 16540 Pointe Village Drive, Suite 201, Lutz, Florida 33558 on _________, _______ at 9:30 a.m., Eastern Time, and at all postponements or adjournments thereof upon all business as may properly come before the meeting with all the powers the undersigned would possess if then and there personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

(CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

PLEASE RETAIN THIS ADMISSION TICKET FOR THE
SPECIAL MEETING OF SHAREHOLDERS OF
FRESH HARVEST PRODUCTS, INC. TO BE HELD
AT THE OFFICES OF CLEAR TRUST TRANSFER LOCATED

AT 16540 POINTE VILLAGE DRIVE, SUITE 201, LUTZ, FLORIDA 33558
__________, _________
9:30 A.M., EASTERN TIME

PRESENT THIS TICKET TO A FRESH HARVEST PRODUCTS, INC. REPRESENTATIVE AT THE ENTRANCE TO THE MEETING ROOM.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Fresh Harvest Products, Inc., c/o President, 280 Madison Avenue, Suite 1005, New York, New York 10016.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS SPECIAL MEETING, WHETHER OR NOT YOU ATTEND THE SPECIAL MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD BELOW.

IF YOU PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS, PLEASE MARK THE APPROPRIATE BOX ON THE PROXY CARD BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

FRESH HARVEST PRODUCTS, INC.

Vote on Proposals

1.

To approve an increase in the number of authorized shares of the Company’s common stock from 200,000,000 shares to 2,000,000,000 shares and to authorize the filing of an amendment to the Company’s Certificate of Incorporation with respect to such change.

FOR  ☐ AGAINST  ☐ ABSTAIN  ☐

2.

To ratify the Company’s Certificate of Designations of Series A Convertible Preferred Stock.

FOR  ☐ AGAINST  ☐ ABSTAIN  ☐

3.

To consider such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT OF THE COMPANY.

Please sign your name exactly as it appears on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.

Please indicate if you plan to attend this meeting: Yes ☐ No  ☐

Signature	Date	Signature (Joint Owners)	Date